UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VALIC COMPANY I

Aggressive Allocation Lifestyle Fund

Asset Allocation Fund

Capital Appreciation Fund

Conservative Allocation Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Cap Core Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Allocation Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Core Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Growth Fund

Systematic Value Fund

U.S. Socially Responsible Fund

2919 Allen Parkway

Houston, TX 77019

August 27, 2026

Dear Shareholder:

The Board of Directors (the “Board” and the members of which are referred to as “Directors”) of VALIC Company I (the “Company”) is pleased to invite you to a joint special meeting (the “Special Meeting”) of the shareholders of each fund organized as a series of the Company listed above (each, a “Fund” and collectively, the “Funds”) to be held on October 22, 2026, at 10:00 a.m. Central Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

If you are an owner of a variable annuity or variable life insurance policy, contract or certificate issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote shares of your Fund at the Special Meeting. Shareholders of a Fund who invest through a qualified retirement plan or an individual retirement account may have the right to vote or give voting instructions depending on the terms of the plan or individual retirement account custodial or other agreement.

VALIC is the investment adviser for each Fund and AllianceBernstein L.P. (“AllianceBernstein”) serves as the sub-adviser to the Dynamic Allocation Fund. On March 26, 2026, Corebridge Financial, Inc. (“Corebridge”), the parent company of VALIC, and Equitable Holdings, Inc. (“Equitable”), the parent company of AllianceBernstein, entered into an Agreement and Plan of Merger (the “Merger Agreement”) to combine their respective businesses in an all-stock merger transaction (the “CB/EQH Transaction”). Under the terms of the Merger Agreement, both Corebridge and Equitable will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” (“NewCo”) upon the closing of the CB/EQH Transaction. The CB/EQH Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals. The stockholders of both Corebridge and Equitable have approved the CB/EQH Transaction.

Nippon Life Insurance Company (“Nippon”), a current Corebridge stockholder, as of the date hereof, holds more than 25% of Corebridge’s outstanding shares and has the right to designate three (3) of eleven (11) members of the Corebridge board of directors in proportion to its ownership stake. As a result of this ownership position and its board designation rights, Nippon is presumed to “control” Corebridge and, indirectly, VALIC for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Nippon’s share ownership crossed the 25% threshold as a result of Corebridge’s share buybacks (and without any affirmative action on Nippon’s part).

Prior to the CB/EQH Transaction, Nippon intends to acquire additional shares of Corebridge common stock in order to achieve a greater than 15% (but less than 25%) ownership interest in NewCo after the closing of the CB/EQH Transaction (the “Nippon Acquisition”). If the CB/EQH Transaction is consummated, Nippon’s equity interest in NewCo will be less than 25% and Nippon will not have the right to designate 25% or more of NewCo’s board of directors, and, as a result, Nippon will not be presumed to control NewCo or, indirectly, VALIC (the “Nippon Dilution”). The CB/EQH Transaction, the Nippon Acquisition and the Nippon Dilution are referred to herein collectively as the “Transactions” and each, individually, as a “Transaction.”

The Funds are subject to the 1940 Act, which provides, in relevant part, that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of the outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Under the 1940 Act, each Transaction may independently constitute a Change of Control Event. As a result, the applicable closing or consummation of each Transaction may cause the then existing investment advisory agreement between VALIC and the Company, on behalf of each Fund, and the then existing sub-advisory agreements between VALIC and the Funds’ sub-advisers, including AllianceBernstein with respect to the Dynamic Allocation Fund, to terminate automatically in accordance with their terms.

The Company and VALIC are permitted to rely on an exemptive order from the U.S. Securities and Exchange Commission (the “VALIC Order”) that allows VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company. Because VALIC is an indirect, wholly owned subsidiary of Corebridge and AllianceBernstein is a controlled subsidiary of Equitable, upon the completion of the CB/EQH Transaction, VALIC and AllianceBernstein will become affiliated persons under common ownership of NewCo. Accordingly, the current VALIC Order does not permit VALIC to enter into a new sub-advisory agreement with AllianceBernstein after the close of the CB/EQH Transaction without first obtaining shareholder approval.

To help ensure that VALIC and AllianceBernstein may continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption following the applicable closing or consummation of each Transaction, this Special Meeting is called to ask shareholders to approve new investment advisory agreements between VALIC and the Company, on behalf of each Fund, and a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund. In addition, shareholders will be asked at the Special Meeting to approve, among other things, modifications to the VALIC Order. The proposed modifications would extend the existing relief to permit VALIC to enter into and materially amend sub-advisory agreements with affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval. If approved, the modified “manager-of-managers” arrangement would allow the Funds to avoid the cost and delay of convening a shareholder meeting to obtain approval of a new or amended sub-advisory agreement with an affiliated sub-adviser, such as AllianceBernstein, in the future.

As it is possible that a new investment advisory agreement between VALIC and the Company will not be approved by shareholders prior to the commencement of the Nippon Acquisition, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and VALIC, on behalf of each Fund, and interim investment sub-advisory agreements between VALIC and the Funds’ sub-advisers. If the Nippon Acquisition commences before the Special Meeting, the Interim Advisory Agreement and interim investment sub-advisory agreements will become effective and last for a maximum of 150 days.

At the Special Meeting, shareholders will be asked to consider and vote on the below matters. Please note that Proposal 3 is contingent upon shareholders approving Proposal 2B.

1.	To elect one (1) Director to the Board of the Company (To be voted on by all shareholders of the Funds of the Company, voting together);

2A.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting. The material terms of the proposed investment advisory agreement are substantially identical to the material terms of the current investment advisory agreement with VALIC (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

2B.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution. The material terms of the proposed investment advisory agreement are substantially identical to the material terms of the current investment advisory agreement with VALIC (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

3.

To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution. The material terms of the proposed investment sub-advisory agreement are substantially identical to the material terms of the current investment sub-advisory agreement with AllianceBernstein (To be voted on by shareholders of the Dynamic Allocation Fund only);

4.

To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

5.

To approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund (To be voted on by shareholders of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund only, voting separately); and

6.

To revise the fundamental investment restriction regarding concentration for each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (To be voted on by shareholders of each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund only, voting separately).

The Board has determined that each of the proposals is in the best interests of the Company and each Fund to which it applies and its shareholders, and it unanimously recommends that you vote in favor of each proposal relating to your Fund(s).

VALIC has attached a “Questions & Answers” section to assist you in evaluating each proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy voting card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

Sincerely,

Kevin J. Adamson
President of VALIC Company I

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS	i
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS	xii
JOINT PROXY STATEMENT	1
PROPOSAL 1 ELECTION OF DIRECTOR	7
PROPOSALS 2A AND 2B APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	20
PROPOSAL 3 APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT	30
PROPOSAL 4 APPROVAL OF A MODIFIED “MANAGER-OF-MANAGERS” ARRANGEMENT THAT WOULD PERMIT VALIC TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUB-ADVISERS ON BEHALF OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL	34
PROPOSAL 5 APPROVAL OF A CHANGE TO THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” OF EACH OF THE CAPITAL APPRECIATION FUND, LARGE CAP CORE FUND, SYSTEMATIC CORE FUND AND U.S. SOCIALLY RESPONSIBLE FUND	37
PROPOSAL 6 TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION FOR EACH OF THE INTERNATIONAL EQUITIES INDEX FUND, MID CAP INDEX FUND, SMALL CAP INDEX FUND AND STOCK INDEX FUND	39
VOTING INFORMATION	40
OTHER BUSINESS	42
HOUSEHOLDING	42
OTHER INFORMATION	43
EXHIBIT A – INFORMATION ABOUT CURRENT OFFICERS OF THE COMPANY	A-1
EXHIBIT B – CHARTER OF THE AUDIT COMMITTEE OF VALIC COMPANY I	B-1
EXHIBIT C – AMENDED AND RESTATED GOVERNANCE COMMITTEE CHARTER	C-1
EXHIBIT D – FORM OF NEW ADVISORY AGREEMENT	D-1
EXHIBIT E – INFORMATION REGARDING CURRENT ADVISORY AGREEMENT	E-1
EXHIBIT F – COMPENSATION PAID TO VALIC BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES	F-1
EXHIBIT G – FORM OF NEW AB SUB-ADVISORY AGREEMENT	G-1
EXHIBIT H – SHARES OUTSTANDING AS OF THE RECORD DATE	H-1
EXHIBIT I – OWNERSHIP OF SHARES	I-1
EXHIBIT J – AMOUNTS PAID TO AFFILIATES OF VALIC	J-1

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying joint proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

This Proxy Statement is being furnished to owners of a variable annuity or variable life insurance policy, contract or certificate (a “Contract”) (“Contract Owners”) issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”), having Contract values allocated to a subaccount of a separate account (“Separate Account”) invested in shares of one or more of the series (each, a “Fund” and collectively, the “Funds”) of VALIC Company I (the “Company”) as of the close of business on August 5, 2026 (the “Record Date”). Contract Owners have a beneficial interest in a Fund, but do not invest directly in or hold shares of the Fund. The Life Companies, as the shareholders of a Fund, have voting rights with respect to the Fund shares, but pass through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct your Life Company how to vote Fund shares attributable to your Contract for the proposals listed below, if your voting instructions are properly submitted and received prior to the joint special meeting (the “Special Meeting”) of the shareholders of each Fund to be held on October 22, 2026, at 10:00 a.m. Central Time. You may also submit your voting instructions at the Special Meeting.

The Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an “IRA”) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a “Plan”) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions prior to or at the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

For convenience, we refer to Contract Owners, Plan participants and IRA owners collectively as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Fund or shareholders owning shares through a Contract refers to owning accumulation units of the subaccount that invests in such Fund.

Q:	What is the purpose of the Special Meeting?

A:

The Board of Directors of the Company (the “Board” and the members of which are referred to as “Directors”) has called the Special Meeting to request that you consider and vote on the below matters with respect to the Fund(s) in which you are invested. Please note that Proposal 3 is contingent upon shareholders approving Proposal 2B.

1.	To elect one (1) Director to the Board of the Company (To be voted on by all shareholders of the Funds of the Company, voting together);

2A.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon Acquisition (as defined below) has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

i

2B.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect upon the potential Change of Control Events (as defined below) resulting from the CB/EQH Transaction (as defined below) and the simultaneous Nippon Dilution (as defined below) (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

3.

To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution (To be voted on by shareholders of the Dynamic Allocation Fund only);

4.

To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

5.

To approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund (To be voted on by shareholders of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund only, voting separately); and

6.

To revise the fundamental investment restriction regarding concentration for each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (To be voted on by shareholders of each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund only, voting separately).

PROPOSAL 1: TO ELECT ONE (1) DIRECTOR TO THE BOARD

Q:	Who is the nominee to serve as a Director that shareholders are being asked to elect?

A:

The nominee for the Board is Erin F. Donnelly. Ms. Donnelly currently serves as a director on the Board, and the Board has nominated Ms. Donnelly for election by shareholders. Please see Proposal 1 for more information about Ms. Donnelly.

PROPOSAL 2A AND 2B: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN VALIC AND THE COMPANY, ON BEHALF OF EACH OF ITS FUNDS, FOR EACH TRANSACTION

Q:	Why are shareholders being asked to approve new investment advisory agreements?

A:

VALIC serves as the investment adviser to each Fund. Under the federal law that governs mutual funds – the Investment Company Act of 1940, as amended (the “1940 Act”) – an investment advisory agreement must automatically terminate in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the investment adviser. Such transfer is often referred to as a “Change of Control Event.” The existing Investment Advisory Agreement, dated January 13, 2025, between the Company, on behalf of each of its Funds, and VALIC (the “Current Advisory Agreement”) contains this required termination provision, which effectively requires a Fund’s shareholders to vote on a new investment advisory agreement if VALIC experiences a Change of Control Event.

VALIC is currently an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). As described in more detail in the Proxy Statement, on March 26, 2026, Corebridge and Equitable Holdings, Inc.

(“Equitable”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to combine their respective businesses in an all-stock merger transaction (the “CB/EQH Transaction”). Under the terms of the Merger Agreement, both Corebridge and Equitable will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” (“NewCo”) upon the closing of the CB/EQH Transaction. The CB/EQH Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals. The stockholders of both Corebridge and Equitable have approved the CB/EQH Transaction.

Nippon Life Insurance Company (“Nippon”), a current Corebridge stockholder, as of the date of the Proxy Statement holds more than 25% of Corebridge’s outstanding shares and has the right to designate three (3) of eleven (11) members of the Corebridge board of directors in proportion to its ownership stake. As a result of this ownership position and its board designation rights, Nippon is presumed to “control” Corebridge and, indirectly, VALIC for purposes of the 1940 Act. Nippon’s share ownership crossed the 25% threshold as a result of Corebridge’s share buybacks (and without any affirmative action on Nippon’s part).

Prior to the CB/EQH Transaction, Nippon intends to acquire additional shares of Corebridge common stock in order to achieve a greater than 15% (but less than 25%) ownership interest in NewCo after the closing of the CB/EQH Transaction (the “Nippon Acquisition”). If the CB/EQH Transaction is consummated, Nippon’s equity interest in NewCo will be less than 25% and Nippon will not have the right to designate 25% or more of NewCo’s board of directors, and, as a result, Nippon will not be presumed to control NewCo or, indirectly, VALIC (the “Nippon Dilution,” and collectively with the CB/EQH Transaction and the Nippon Acquisition, the “Transactions” and each, a “Transaction”). If the CB/EQH Transaction is not consummated, the Nippon Acquisition may still result in a Change of Control Event. See “In light of the CB/EQH Transaction proposal, why are the shareholders of the Funds being asked to approve a new investment advisory agreement relating to the Nippon Acquisition?” below.

It is anticipated that each Transaction may independently be deemed a Change of Control Event resulting in the automatic termination of the then current investment advisory agreement and the then existing sub-advisory agreements between VALIC and the Funds’ sub-advisers. Whether or not any of these events result in a Change of Control Event depends on the facts and circumstances of each Transaction. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted in the event of a Change of Control Event, the Board has approved new investment advisory agreements (the “New Advisory Agreements”) between the Company and VALIC, as well as new sub-advisory agreements with the existing sub-advisers to certain Funds, in connection with the Transactions. Shareholders are being asked to approve the New Advisory Agreements, which, in the case of the commencement of the Nippon Acquisition, would either be effective immediately upon shareholder approval if occurring before the Special Meeting or upon such commencement if occurring after the Special Meeting, and, in the case of the closing of the CB/EQH Transaction and the commencement of the Nippon Dilution, would be effective upon the potential Change of Control Events resulting from such Transactions. The agreements set forth in Proposals 2A and 2B are identical and described below.

The Transactions are not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund, or the level, nature and quality of services provided by VALIC.

Q:	Will the proposed New Advisory Agreements change how the Funds are managed?

A:

No. The Transactions are not expected to result in any changes to the management of the Funds. If shareholders approve the New Advisory Agreements in Proposal 2, the Funds’ portfolio managers are expected to continue to provide for the day-to-day management of the applicable Fund. In addition, the personnel responsible for the management operations of the Funds, including each Company officer, are not expected to change as a result of the Transactions. The Transactions will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Funds.

Q:	Do the proposed New Advisory Agreements differ from the Current Advisory Agreement?

A:

The material terms of the proposed New Advisory Agreements are substantially identical to those of the Current Advisory Agreement, except for new effective and termination dates, updates to Fund names, and certain revisions to the notice provision.

Q:	In light of the CB/EQH Transaction proposal, why are the shareholders of the Funds being asked to approve a new investment advisory agreement relating to the Nippon Acquisition?

A:

If the Nippon Acquisition commences prior to the Special Meeting, VALIC will continue to serve as investment adviser to the Company and the Funds’ sub-advisers will continue to serve as sub-advisers to VALIC following the Nippon Acquisition pursuant to interim advisory and sub-advisory agreements (the “Interim Agreements”) that the Board (including a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”)) has approved and that will each have a maximum term of 150 days. The Board approved the Interim Agreements out of an abundance of caution that the Nippon Acquisition could be deemed a Change of Control Event. If the Nippon Acquisition commences after the Special Meeting, the Interim Agreements would not take effect, and shareholders would only need to approve the New Advisory Agreement, as discussed immediately below.

In the event the CB/EQH Transaction is not consummated, or shareholders of the Funds do not approve a New Advisory Agreement as part of the CB/EQH Transaction, the Nippon Acquisition may still result in a Change of Control Event. VALIC recommended, and the Board (including a majority of the Independent Directors) approved, a New Advisory Agreement to allow VALIC to continue to serve as adviser to the Company (and the Funds’ sub-advisers to continue to serve as sub-advisers to VALIC) going forward, even if the CB/EQH Transaction is not consummated. In order for VALIC and the Funds’ existing sub-advisers to continue to serve in these capacities, shareholders of the Funds are being asked to approve a New Advisory Agreement.

In the event the CB/EQH Transaction is consummated, shareholder approval of the New Advisory Agreements is required to allow VALIC to continue to serve as adviser in the same manner had the CB/EQH Transaction not been consummated with the distinction that VALIC will be under new ownership of NewCo.

Q:	What happens if shareholders of a Fund do not approve the proposed New Advisory Agreements?

A:

In the event the Nippon Acquisition commences before the Special Meeting, the Board has approved an interim advisory agreement (the “Interim Advisory Agreement”) meeting the requirements of Rule 15a-4 under the 1940 Act that will take effect upon the commencement of the Nippon Acquisition to account for the potential that such acquisition constitutes a Change of Control Event. The Interim Advisory Agreement has an identical advisory fee rate and identical terms and provisions as the Current Advisory Agreement, except for the effective and termination dates, the addition of certain Rule 15a-4 provisions and other immaterial changes. The Interim Advisory Agreement will terminate upon the earlier of (i) the shareholders of each Fund approving the New Advisory Agreement or (ii) its 150-day term. If the Nippon Acquisition commences after the Special Meeting, the Interim Advisory Agreement would not take effect.

If the shareholders of a Fund do not approve the proposed New Advisory Agreements – whether prior to the expiration of the Interim Advisory Agreement’s 150-day term (in the event the Nippon Acquisition commences before the Special Meeting), upon the commencement of the Nippon Acquisition after the Special Meeting, or prior to the closing of the CB/EQH Transaction and simultaneous Nippon Dilution – the then current investment advisory agreement and any then current sub-advisory agreements would terminate and VALIC would not be able to continue to serve as adviser or enter into any sub-advisory agreement for the Fund to provide for continuity of service. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, potentially seeking relief from the U.S.

Securities and Exchange Commission (the “SEC”) to permit a Fund to operate under the Interim Advisory Agreement beyond the 150-day period prescribed by Rule 15a-4 under the 1940 Act, allowing the Fund to operate under interim advisory and/or sub-advisory agreements with a duration of no more than 150 days (only in the event the Interim Advisory Agreement never takes effect), seeking approval of new investment advisory agreements and sub-advisory agreements, liquidation of a Fund, or reorganizing the Fund with and into another fund in the VALIC complex.

PROPOSAL 3: TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VALIC AND ALLIANCEBERNSTEIN WITH RESPECT TO THE DYNAMIC ALLOCATION FUND

Q:	Why are shareholders of the Dynamic Allocation Fund being asked to approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Fund?

A:

AllianceBernstein currently serves as the sub-adviser to the Dynamic Allocation Fund. As sub-adviser, AllianceBernstein is responsible for the day-to-day investment management of the Fund’s portfolio, subject to the control and supervision of VALIC, the Fund’s investment adviser, and the Board. AllianceBernstein provides these services pursuant to the existing First Amended and Restated Investment Sub-Advisory Agreement, dated September 29, 2025, between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund (the “Current AB Sub-Advisory Agreement”).

Pursuant to its terms, the Current AB Sub-Advisory Agreement will automatically terminate in the event of its “assignment” or in the event of the termination of the Current Advisory Agreement. As noted above, it is anticipated that the Nippon Acquisition may be deemed a Change of Control Event, resulting in the automatic termination of the Current Advisory Agreement and therefore the Funds’ existing sub-advisory agreements, including the Current AB Sub-Advisory Agreement.

Under the 1940 Act, a new sub-advisory agreement generally requires approval of a fund’s shareholders. However, the Company and VALIC are permitted to rely on an exemptive order from the SEC (the “VALIC Order”) that allows VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company. The VALIC Order does not permit VALIC to enter into sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or the Company without first obtaining shareholder approval.

As described above, the Board has approved the Interim Agreements in connection with the Nippon Acquisition, which includes an interim investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund (the “Interim AB Sub-Advisory Agreement”). The Interim Agreements, including the Interim AB Sub-Advisory Agreement, will terminate upon the effective date of the New Advisory Agreement approved by shareholders in connection with Proposal 2A or the expiration of their 150-day terms, whichever is earlier. If shareholders approve the New Advisory Agreement set forth in Proposal 2A, the Board has approved, pursuant to the VALIC Order, new investment sub-advisory agreements between VALIC and the Funds’ unaffiliated sub-advisers, including a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund (the “New Unaffiliated AB Sub-Advisory Agreement”), to take effect concurrently therewith.

Upon the completion of the CB/EQH Transaction, each of the New Advisory Agreement set forth in Proposal 2A and the new investment sub-advisory agreements between VALIC and the Funds’ unaffiliated sub-advisers, including the New Unaffiliated AB Sub-Advisory Agreement, will automatically terminate. If shareholders approve the New Advisory Agreement set forth in Proposal 2B, the Board has approved, pursuant to the VALIC Order, a second set of new investment sub-advisory agreements between VALIC and the Funds’ unaffiliated sub-advisers, to take effect concurrently therewith.

v

AllianceBernstein is currently a controlled subsidiary of Equitable. VALIC, as discussed above, is an indirect, wholly owned subsidiary of Corebridge. Upon the completion of the CB/EQH Transaction, VALIC and AllianceBernstein will become “affiliated persons” under the 1940 Act because they will be under the common ownership of NewCo. Since AllianceBernstein will become an affiliate of VALIC upon the closing of the CB/EQH Transaction, the VALIC Order’s exception for unaffiliated sub-advisers will no longer apply to AllianceBernstein. For this reason, the Board did not approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund under the VALIC Order in connection with Proposal 2B. Instead, the Board has approved a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Fund (the “New Affiliated AB Sub-Advisory Agreement”) in accordance with Section 15 of the 1940 Act, which requires shareholder approval. The Board is therefore asking shareholders of the Dynamic Allocation Fund to approve the New Affiliated AB Sub-Advisory Agreement to ensure that AllianceBernstein can continue to serve as sub-adviser to the Fund without interruption. If approved, the New Affiliated AB Sub-Advisory Agreement would become effective after the potential Change of Control Events resulting from the CB/EQH Transaction and the Nippon Dilution.

Since the Dynamic Allocation Fund is the only series of the Company that will have an affiliated sub-adviser upon the completion of the CB/EQH Transaction, it is the only Fund for which shareholder approval of a new investment sub-advisory agreement is being sought.

The Transactions are not expected to result in any changes to the contractual investment sub-advisory fees charged to VALIC, the portfolio management of the Dynamic Allocation Fund, or the level, nature and quality of services provided by AllianceBernstein to the Dynamic Allocation Fund.

Q:	Will the proposed New AB Sub-Advisory Agreement change how the Dynamic Allocation Fund is managed?

A:

No. The Transactions are not expected to result in any changes to the management of the Dynamic Allocation Fund. If shareholders approve the New AB Sub-Advisory Agreement in Proposal 3, the Dynamic Allocation Fund’s portfolio managers are expected to continue to provide for the day-to-day management of the Fund. The Transactions will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Fund.

Q:	Does the proposed New AB Sub-Advisory Agreement differ from the Current AB Sub-Advisory Agreement?

A:

The material terms of the proposed New AB Sub-Advisory Agreement are substantially identical to those of the Current AB Sub-Advisory Agreement, except for new effective and termination dates, updates to Fund names, and revisions to the notice provision. These changes to the Current AB Sub-Advisory Agreement are described in more detail in Proposal 3.

Q:	What happens if shareholders of the Dynamic Allocation Fund do not approve the proposed New AB Sub-Advisory Agreement?

A:

If the shareholders of the Dynamic Allocation Fund do not approve the proposed New AB Sub-Advisory Agreement and no Change of Control Event occurs from the CB/EQH Transaction, AllianceBernstein would continue to serve as sub-adviser to the Dynamic Allocation Fund under its New Unaffiliated AB Sub-Advisory Agreement.

If the shareholders of the Dynamic Allocation Fund do not approve both the proposed New AB Sub-Advisory Agreement and Proposal 4 (discussed below) prior to the closing of the CB/EQH Transaction and the consummation of the Nippon Dilution and the Change of Control Events occur, the New Unaffiliated AB

Sub-Advisory Agreement would terminate and AllianceBernstein would not be able to continue to serve as sub-adviser to the Fund or enter into any sub-advisory agreement for the Fund to provide for continuity of service. Under these circumstances, the Board will consider what further actions to take, if any, including hiring other sub-advisers for the Dynamic Allocation Fund.

If the shareholders of the Dynamic Allocation Fund do not approve the proposed New AB Sub-Advisory Agreement but do approve Proposal 4, the Board may consider approving the proposed New AB Sub-Advisory Agreement without shareholder approval; provided that, the SEC has granted an amended exemptive order as discussed in Proposal 4. In the event an amended exemptive order has not been granted by the SEC prior to the New Unaffiliated AB Sub-Advisory Agreement terminating, the Board may consider other options for the Dynamic Allocation Fund, including approving a different sub-adviser. There is no guarantee that the SEC will grant an amended exemptive order.

PROPOSAL 4: TO APPROVE A MODIFIED “MANAGER-OF-MANAGERS” ARRANGEMENT THAT WOULD PERMIT VALIC TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUB-ADVISERS ON BEHALF OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

Q:	How would the modified “manager-of-managers” arrangement benefit the Funds and their shareholders?

A:

A “manager-of-managers” structure is an arrangement that allows an investment adviser to promptly enter into or materially amend an investment sub-advisory agreement with board of directors approval, but without obtaining shareholder approval each time a change is made. This structure gives the investment adviser and the board of directors the flexibility to act quickly when a sub-adviser change would benefit a fund, rather than incurring the cost and delay of convening a shareholder meeting.

The SEC has granted VALIC and the Company an exemptive order (previously defined as the “VALIC Order”) that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company. The VALIC Order also permits the Company to disclose the advisory fees paid by a Fund to VALIC and the sub-advisory fees paid by VALIC to a sub-adviser on an aggregate basis, rather than disclosing the amounts paid to each individually (“aggregate fee disclosure”).

As described in more detail in the Proxy Statement, under the current VALIC Order, VALIC cannot enter into or materially amend the terms of an investment sub-advisory agreement with an affiliated sub-adviser without first obtaining shareholder approval. To address this limitation, VALIC and the Company, on behalf of each of the Funds, are seeking shareholder approval to operate under a modified manager-of-managers structure that would permit VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers and permit the Company to utilize aggregate fee disclosure. If approved by shareholders, VALIC and the Company intend to file an application with the SEC for amended exemptive relief following the Special Meeting. It is anticipated that the terms and conditions of any amended exemptive order would be substantially similar to those applicable under the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order), which each Fund’s shareholders previously approved reliance on in 2022 as part of no-action relief. There can be no assurance that the SEC will grant the requested relief or that any amended exemptive order will contain the same terms and conditions.

The Board believes that allowing VALIC to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers without incurring the expenses or delays associated with obtaining prior shareholder approval is in the best interests of each Fund and its shareholders and will allow the Fund to operate more efficiently.

PROPOSAL 5: TO APPROVE A CHANGE TO THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” OF THE CAPITAL APPRECIATION FUND, LARGE CAP CORE FUND, SYSTEMATIC CORE FUND AND U.S. SOCIALLY RESPONSIBLE FUND

Q:

Why are shareholders of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund being asked to approve a change to their Fund’s sub-classification from “diversified” to “non-diversified”?

A:

Each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer. The Board has approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company. This change is subject to the approval of the shareholders of each Fund, with shareholders of each Fund voting separately on a Fund-by-Fund basis.

Changing each Fund’s status to non-diversified would provide the Fund’s investment adviser and sub-adviser(s) with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Fund may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers. If the proposal is approved for any Fund, the Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

If shareholders of a Fund do not approve Proposal 5, that Fund will remain “diversified” and therefore remain subject to the diversification requirements set forth in the 1940 Act.

PROPOSAL 6: TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION WITH RESPECT TO EACH OF THE INTERNATIONAL EQUITIES INDEX FUND, MID CAP INDEX FUND, SMALL CAP INDEX FUND AND STOCK INDEX FUND

Q:

Why are shareholders of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund being asked to approve revisions to the fundamental investment restriction regarding concentration for their Fund(s)?

A:

Each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund has adopted a fundamental investment restriction regarding industry concentration that cannot be changed without shareholder approval. The current restriction states that a Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry. Each Fund is an index fund, meaning that it seeks to track the performance of its benchmark index. Because the composition of the benchmark index may change over time, each Fund’s current concentration policy could limit its ability to closely track the benchmark index if the index becomes concentrated in one or more industries. Accordingly, the Board approved, and has recommended that shareholders of each Fund approve, revisions to each Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

If shareholders of a Fund do not approve Proposal 6, that Fund’s current fundamental investment restriction regarding industry concentration will remain in effect.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board recommends that shareholders vote “FOR” each proposal that applies to their Fund(s).

The Board believes that approval of each proposal is in the best interests of the Company and the Funds, as well as being in the best interests of shareholders.

Q:	Who is eligible to vote?

A:

Shareholders directly or indirectly invested in shares of a Fund as of the close of business on August 5, 2026 (previously defined as the “Record Date”), are eligible to vote or instruct their Life Company as to how to vote their shares.

The Aggressive Allocation Lifestyle Fund, Conservative Allocation Lifestyle Fund, Moderate Allocation Lifestyle Fund and Dynamic Allocation Fund are structured as “funds-of-funds,” which means that they generally pursue their investment goals by investing in shares of other portfolios of the Company (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). Shares of certain Underlying Portfolios are held by one or more Funds-of-Funds. Because the Funds-of-Funds are the shareholders of the Underlying Portfolios, voting rights with respect to the Underlying Portfolios are exercised by the Funds-of-Funds rather than being passed through to the Contract Owners that own the Funds-of-Funds’ shares. Accordingly, the Funds-of-Funds will vote their shares of the Underlying Portfolios according to their own proxy voting policies and procedures and no Contract Owner votes will be required. Given the potential conflicts of interest that may exist in VALIC authorizing the Funds-of-Funds to vote in favor of the proposals, the Board has authorized the Funds-of-Funds to vote their respective shares of each Underlying Portfolio in favor of each proposal.

Q:	How do I vote my shares?

A:

You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the Special Meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” below.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing a unique event link that will be provided to you prior to the Special Meeting. To register to attend the virtual meeting, you should go to www.proxydocs.com/VALIC and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on Wednesday, October 21, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Fund shares in the same proportions as the instructions received from all Contract Owners with assets invested in the Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract Owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. Please see the section entitled “Voting Information” in the Proxy Statement for more information.

Q:	Is my proxy revocable?

A:

A proxy may be revoked at any time prior to its exercise at the Special Meeting by (1) submitting a later dated proxy, (2) written notice of revocation to Christopher J. Tafone, Vice President, Chief Legal Officer and Secretary of the Company, 2919 Allen Parkway, Houston, Texas 77019 or (3) attending the Special Meeting and voting during the Special Meeting. Attending the Special Meeting alone will not revoke a previously submitted proxy. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the respective proposal.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding a proposal, please feel free to call our proxy solicitor, BetaNXT, Inc., at 1-888-717-7909 between the hours of 6:00 a.m. and 3:00 p.m. Pacific Time or 9:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

To Our Group Deferred Compensation Contract Owners:

As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.

•

Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal(s) on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•

Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

As the group contract owner of a nonqualified unfunded deferred compensation plan, you have the right to give voting instructions.

x

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card or the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp., by John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Important additional information about the proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

VALIC COMPANY I

2919 Allen Parkway

Houston, TX 77019

(800) 445-7862

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 22, 2026

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Special Meeting”) of the shareholders of each of the various funds listed below (each, a “Fund” and collectively, the “Funds”), each a series of VALIC Company I, a Maryland corporation (the “Company”), will be held on October 22, 2026, at 10:00 a.m. Central Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link, as detailed below.

The Variable Annuity Life Insurance Company (“VALIC”) is the investment adviser for each Fund and AllianceBernstein L.P. (“AllianceBernstein”) serves as the sub-adviser to the Dynamic Allocation Fund. On March 26, 2026, Corebridge Financial, Inc. (“Corebridge”), the parent company of VALIC, and Equitable Holdings, Inc. (“Equitable”), the parent company of AllianceBernstein, entered into an Agreement and Plan of Merger (the “Merger Agreement”) to combine their respective businesses in an all-stock merger transaction (the “CB/EQH Transaction”). Under the terms of the Merger Agreement, both Corebridge and Equitable will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” (“NewCo”) upon the closing of the CB/EQH Transaction. The CB/EQH Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals. The stockholders of both Corebridge and Equitable have approved the CB/EQH Transaction.

Nippon Life Insurance Company (“Nippon”), a current Corebridge stockholder, as of the date hereof, holds more than 25% of Corebridge’s outstanding shares and has the right to designate three (3) of eleven (11) members of the Corebridge board of directors in proportion to its ownership stake. As a result of this ownership position and its board designation rights, Nippon is presumed to “control” Corebridge and, indirectly, VALIC for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Nippon’s share ownership crossed the 25% threshold as a result of Corebridge’s share buybacks (and without any affirmative action on Nippon’s part).

Prior to the CB/EQH Transaction, Nippon intends to acquire additional shares of Corebridge common stock in order to achieve a greater than 15% (but less than 25%) ownership interest in NewCo after the closing of the CB/EQH Transaction (the “Nippon Acquisition”). If the CB/EQH Transaction is consummated, Nippon’s equity interest in NewCo will be less than 25% and Nippon will not have the right to designate 25% or more of NewCo’s board of directors, and, as a result, Nippon will not be presumed to control NewCo or, indirectly, VALIC (the “Nippon Dilution”). The CB/EQH Transaction, the Nippon Acquisition and the Nippon Dilution are referred to herein collectively as the “Transactions” and each, individually, as a “Transaction.”

The Funds are subject to the 1940 Act, which provides, in relevant part, that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Under the 1940 Act, each Transaction may independently constitute a Change of Control Event. As a result, the applicable closing or consummation of each Transaction may cause the then existing investment advisory agreement between VALIC and the Company, on behalf of each Fund, and the then existing sub-advisory agreements between VALIC and the Funds’ sub-advisers, including AllianceBernstein with respect to the Dynamic Allocation Fund, to terminate automatically in accordance with their terms.

The Company and VALIC are permitted to rely on an exemptive order from the U.S. Securities and Exchange Commission (the “VALIC Order”) that allows VALIC, subject to the approval of the Board of Directors of the Company (the “Board”), but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company. Because VALIC is an indirect, wholly owned subsidiary of Corebridge and AllianceBernstein is a controlled subsidiary of Equitable, upon the completion of the CB/EQH Transaction, VALIC and AllianceBernstein will become affiliated persons under common ownership of NewCo. Accordingly, the current VALIC Order does not permit VALIC to enter into a new sub-advisory agreement with AllianceBernstein without first obtaining shareholder approval.

To help ensure that VALIC and AllianceBernstein may continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption following the applicable closing or consummation of each Transaction, this Special Meeting is called to ask shareholders to approve new investment advisory agreements between VALIC and the Company, on behalf of each Fund, and a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund. In addition, shareholders will be asked at the Special Meeting to approve, among other things, modifications to the VALIC Order. The proposed modifications would extend the existing relief to permit VALIC to enter into and materially amend sub-advisory agreements with affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval. If approved, the modified “manager-of-managers” arrangement would allow the Funds to avoid the cost and delay of convening a shareholder meeting to obtain approval of a new or amended sub-advisory agreement with an affiliated sub-adviser, such as AllianceBernstein, in the future.

As it is possible that a new investment advisory agreement between VALIC and the Company will not be approved by shareholders prior to the commencement of the Nippon Acquisition, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and VALIC, on behalf of each Fund, and interim investment sub-advisory agreements between VALIC and the Funds’ sub-advisers. If the Nippon Acquisition commences before the Special Meeting, the Interim Advisory Agreement and interim investment sub-advisory agreements will become effective and last for a maximum of 150 days.

In connection with the Special Meeting, the shareholders of the applicable Funds are being asked to consider and vote upon the below matters. Please note that Proposal 3 is contingent upon shareholders approving Proposal 2B.

1.	To elect one (1) Director to the Board of the Company (To be voted on by all shareholders of the Funds of the Company, voting together);

2A.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

2B.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

3.

To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution (To be voted on by shareholders of the Dynamic Allocation Fund only);

4.

To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

5.

To approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund (To be voted on by shareholders of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund only, voting separately); and

6.

To revise the fundamental investment restriction regarding concentration for each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (To be voted on by shareholders of each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund only, voting separately).

The Board has fixed the close of business on August 5, 2026, as the record date (the “Record Date”) for determination of shareholders of each relevant Fund entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions, as applicable, by accessing an event link that will be provided to you before the Special Meeting. To register to attend the virtual meeting, you should go to www.proxydocs.com/VALIC and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on Wednesday, October 21, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For owners of a variable annuity or variable life insurance policy, contract or certificate (a “Contract”) (“Contract Owners”) issued by VALIC or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract at the Special Meeting. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract Owners. Participants in qualified retirement plans (each, a “Plan”) or owners of individual retirement accounts (“IRAs”) may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions. For purposes of the enclosed Proxy Statement, we refer to Contract Owners, Plan participants and IRA owners collectively as “shareholders.”

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting and any postponements or adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see pages 40-42 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at www.proxydocs.com/VALIC.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS WITH RESPECT TO YOUR FUND(S), AS APPLICABLE.

By order of the Board of Directors,

Christopher J. Tafone
Secretary
Jersey City, New Jersey
August 27, 2026

Funds Holding Joint Special Meeting of Shareholders on October 22, 2026

VALIC COMPANY I

Aggressive Allocation Lifestyle Fund	International Socially Responsible Fund
Asset Allocation Fund	International Value Fund
Capital Appreciation Fund	Large Cap Core Fund
Conservative Allocation Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Allocation Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Core Fund
Government Securities Fund	Small Cap Growth Fund
Growth Fund	Small Cap Index Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Growth Fund
International Growth Fund	Systematic Value Fund
International Opportunities Fund	U.S. Socially Responsible Fund

VALIC COMPANY I

2919 Allen Parkway

Houston, TX 77019

(800) 445-7862

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Directors (the “Board” and the members of which are referred to as “Directors”) of VALIC Company I, a Maryland corporation (the “Company” or “VC I”), in connection with the joint special meeting (the “Special Meeting”) of shareholders of each of the various funds of the Company listed in the accompanying Notice of Joint Special Meeting of Shareholders (each, a “Fund” and collectively, the “Funds”) to be held on October 22, 2026, at 10:00 a.m. Central Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link.

Shareholders of record of each Fund at the close of business on August 5, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders are being mailed to shareholders of each Fund on or about September 3, 2026. The Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

To register to attend the virtual meeting, you should go to www.proxydocs.com/VALIC and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 4:00 p.m., Eastern Time, on Wednesday, October 21, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email. You may vote during the Special Meeting at www.proxydocs.com/VALIC. You will need your control number to cast your vote or provide voting instructions.

The purpose of the Special Meeting is for shareholders to consider and vote on the proposals affecting the Funds listed below and as more fully described herein (not all proposals apply to each Fund).

The Variable Annuity Life Insurance Company (“VALIC”) is the investment adviser for each Fund and AllianceBernstein L.P. (“AllianceBernstein”) serves as the sub-adviser to the Dynamic Allocation Fund. On March 26, 2026, Corebridge Financial, Inc. (“Corebridge”), the parent company of VALIC, and Equitable Holdings, Inc. (“Equitable”), the parent company of AllianceBernstein, entered into an Agreement and Plan of Merger (the “Merger Agreement”) to combine their respective businesses in an all-stock merger transaction (the “CB/EQH Transaction”). Under the terms of the Merger Agreement, both Corebridge and Equitable will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” (“NewCo”) upon the closing of the CB/EQH Transaction. The CB/EQH Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals. The stockholders of both Corebridge and Equitable have approved the CB/EQH Transaction.

Nippon Life Insurance Company (“Nippon”), a current Corebridge stockholder, as of the date hereof, holds more than 25% of Corebridge’s outstanding shares and has the right to designate three (3) of eleven (11) members of the Corebridge board of directors in proportion to its ownership stake. As a result of this ownership position and its board designation rights, Nippon is presumed to “control” Corebridge and, indirectly, VALIC for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Nippon’s share ownership crossed the 25% threshold as a result of Corebridge’s share buybacks (and without any affirmative action on Nippon’s part).

Prior to the CB/EQH Transaction, Nippon intends to acquire additional shares of Corebridge common stock in order to achieve a greater than 15% (but less than 25%) ownership interest in NewCo after the closing of the CB/EQH Transaction (the “Nippon Acquisition”). If the CB/EQH Transaction is consummated, Nippon’s equity interest in NewCo will be less than 25% and Nippon will not have the right to designate 25% or more of NewCo’s board of directors, and, as a result, Nippon will not be presumed to control NewCo or, indirectly, VALIC (the “Nippon Dilution”). The CB/EQH Transaction, the Nippon Acquisition and the Nippon Dilution are referred to herein collectively as the “Transactions” and each, individually, as a “Transaction.”

The Funds are subject to the 1940 Act, which provides, in relevant part, that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Under the 1940 Act, each Transaction may independently constitute a Change of Control Event. As a result, the applicable closing or consummation of each Transaction may cause the then existing investment advisory agreement between VALIC and the Company, on behalf of each Fund, and the then existing sub-advisory agreements between VALIC and the Funds’ sub-advisers, including AllianceBernstein with respect to the Dynamic Allocation Fund, to terminate automatically in accordance with their terms.

The Company and VALIC are permitted to rely on an exemptive order from the U.S. Securities and Exchange Commission (the “VALIC Order”) that allows VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company. Because VALIC is an indirect, wholly owned subsidiary of Corebridge and AllianceBernstein is a controlled subsidiary of Equitable, upon the completion of the CB/EQH Transaction, VALIC and AllianceBernstein will become affiliated persons under common ownership of NewCo. Accordingly, the current VALIC Order does not permit VALIC to enter into a new sub-advisory agreement with AllianceBernstein without first obtaining shareholder approval.

To help ensure that VALIC and AllianceBernstein may continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption following the applicable closing or consummation of each Transaction, this Special Meeting is called to ask shareholders to approve new investment advisory agreements between VALIC and the Company, on behalf of each Fund, and a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund. In addition, shareholders will be asked at the Special Meeting to approve, among other things, modifications to the VALIC Order. The proposed modifications would extend the existing relief to permit VALIC to enter into and materially amend sub-advisory agreements with affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval. If approved, the modified “manager-of-managers” arrangement would allow the Funds to avoid the cost and delay of convening a shareholder meeting to obtain approval of a new or amended sub-advisory agreement with an affiliated sub-adviser, such as AllianceBernstein, in the future.

As it is possible that a new investment advisory agreement between VALIC and the Company will not be approved by shareholders prior to the commencement of the Nippon Acquisition, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and VALIC, on behalf of each Fund, and interim investment sub-advisory agreements between VALIC and the Funds’ sub-advisers. If the Nippon Acquisition commences before the Special Meeting, the Interim Advisory Agreement and interim investment sub-advisory agreements will become effective and last for a maximum of 150 days.

At the Special Meeting, shareholders will be asked to consider and vote on the below matters. Please note that Proposal 3 is contingent upon shareholders approving Proposal 2B.

1.	To elect one (1) Director to the Board of the Company (To be voted on by all shareholders of the Funds of the Company, voting together);

2A.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting. The material terms of the proposed investment advisory agreement are substantially identical to the material terms of the current investment advisory agreement with VALIC (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

2B.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution. The material terms of the proposed investment advisory agreement are substantially identical to the material terms of the current investment advisory agreement with VALIC (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

3.

To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution. The material terms of the proposed investment sub-advisory agreement are substantially identical to the material terms of the current investment sub-advisory agreement with AllianceBernstein (To be voted on by shareholders of the Dynamic Allocation Fund only);

4.

To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers on behalf of the Funds without obtaining shareholder approval (With respect to each Fund, to be voted on by shareholders of the Fund, voting separately);

5.

To approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund (To be voted on by shareholders of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund only, voting separately); and

6.

To revise the fundamental investment restriction regarding concentration for each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (To be voted on by shareholders of each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund only, voting separately).

For owners of a variable annuity or variable life insurance policy, contract or certificate (a “Contract”) (“Contract Owners”) issued by VALIC or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract at the Special Meeting. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract Owners. Participants in qualified retirement plans (each, a “Plan”) or owners of individual retirement accounts (“IRAs”) may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions. For purposes of the enclosed Proxy Statement, we refer to Contract Owners, Plan participants and IRA owners collectively as “shareholders.”

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following chart shows the proposals that shareholders of each of the Funds will be asked to vote on at the Special Meeting.

Fund	Proposal No. 1 – To Elect Director	Proposals No. 2A and 2B – To Approve New Investment Advisory Agreement	Proposal No. 3 – To Approve New Investment Sub- Advisory Agreement	Proposal No. 4 – To Approve a Modified Manager- of- Managers Structure	Proposal No. 5 – To Approve a Change in Sub- Classification from “Diversified” to “Non- Diversified”	Proposal No. 6 - To Revise the Fundamental Investment Restriction Regarding Concentration
Aggressive Allocation Lifestyle Fund	•	•		•
Asset Allocation Fund	•	•		•
Capital Appreciation Fund	•	•		•	•
Conservative Allocation Lifestyle Fund	•	•		•
Core Bond Fund	•	•		•
Dividend Value Fund	•	•		•
Dynamic Allocation Fund	•	•	•	•
Emerging Economies Fund	•	•		•
Global Real Estate Fund	•	•		•
Global Strategy Fund	•	•		•
Government Securities Fund	•	•		•
Growth Fund	•	•		•
High Yield Bond Fund	•	•		•
Inflation Protected Fund	•	•		•

Fund	Proposal No. 1 – To Elect Director	Proposals No. 2A and 2B – To Approve New Investment Advisory Agreement	Proposal No. 3 – To Approve New Investment Sub- Advisory Agreement	Proposal No. 4 – To Approve a Modified Manager- of- Managers Structure	Proposal No. 5 – To Approve a Change in Sub- Classification from “Diversified” to “Non- Diversified”	Proposal No. 6 - To Revise the Fundamental Investment Restriction Regarding Concentration
International Equities Index Fund	•	•		•		•
International Government Bond Fund	•	•		•
International Growth Fund	•	•		•
International Opportunities Fund	•	•		•
International Socially Responsible Fund	•	•		•
International Value Fund	•	•		•
Large Cap Core Fund	•	•		•	•
Mid Cap Index Fund	•	•		•		•
Mid Cap Strategic Growth Fund	•	•		•
Mid Cap Value Fund	•	•		•
Moderate Allocation Lifestyle Fund	•	•		•
Nasdaq-100® Index Fund	•	•		•
Science & Technology Fund	•	•		•
Small Cap Core Fund	•	•		•
Small Cap Growth Fund	•	•		•
Small Cap Index Fund	•	•		•		•

Fund	Proposal No. 1 – To Elect Director	Proposals No. 2A and 2B – To Approve New Investment Advisory Agreement	Proposal No. 3 – To Approve New Investment Sub- Advisory Agreement	Proposal No. 4 – To Approve a Modified Manager- of- Managers Structure	Proposal No. 5 – To Approve a Change in Sub- Classification from “Diversified” to “Non- Diversified”	Proposal No. 6 - To Revise the Fundamental Investment Restriction Regarding Concentration
Small Cap Value Fund	•	•		•
Stock Index Fund	•	•		•		•
Systematic Core Fund	•	•		•	•
Systematic Growth Fund	•	•		•
Systematic Value Fund	•	•		•
U.S. Socially Responsible Fund	•	•		•	•

Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s most recent annual and semi-annual report or prospectus, without charge, by calling 1-800-448-2542 or by writing to Christopher J. Tafone, Vice President, Chief Legal Officer and Secretary, VALIC Company I, 2919 Allen Parkway, Houston, Texas 77019. You may also find these materials at www.valic.com.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on October 22, 2026.

This Proxy Statement is available on the Internet at www.proxydocs.com/VALIC. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL 1

ELECTION OF DIRECTOR

SHAREHOLDERS OF ALL FUNDS VOTING TOGETHER

Background

The Company’s Board currently consists of eight Directors, seven of whom are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company and VALIC (the “Independent Directors”). The Independent Directors of the Company are Cheryl Creuzot, Yvonne M. Curl, Darlene T. DeRemer, Dr. Timothy J. Ebner, Peter A. Harbeck, Eileen A. Kamerick, and Dr. John E. Maupin, Jr., who were previously elected to the Board by the Company’s shareholders on August 17, 2022. On January 22, 2026, the Board elected Erin F. Donnelly (the “Nominee”) to serve as a Director of the Company. Ms. Donnelly is an “interested” Director of the Company and VALIC under the 1940 Act (“Interested Director”) due to her position as Executive Vice President of Corebridge, the ultimate parent of VALIC. Each Director serves on the Board until his or her successor is duly elected and qualified.

Unlike the Independent Directors, Ms. Donnelly has not been elected to her position by the Company’s shareholders. Accordingly, the Board, upon the Governance Committee’s review and recommendation of Ms. Donnelly, has nominated Ms. Donnelly for election to the Board by the Company’s shareholders. The Board believes that Ms. Donnelly is a valuable addition to the Board and that the Company and the Funds’ shareholders would benefit from Ms. Donnelly’s expertise. Ms. Donnelly, who began her term on January 22, 2026, has consented to continue to serve as a Director of the Company and has also consented to being named in this Proxy Statement. If Ms. Donnelly is elected by the Company’s shareholders, the Board would continue to be comprised of eight Directors, seven of whom would be Independent Directors, with Ms. Donnelly holding office until her successor is elected and qualified.

The Board is asking shareholders of the Company to elect Ms. Donnelly as a Director so that all members of the Board will have been elected by the shareholders. The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. If Ms. Donnelly is elected by shareholders at the Special Meeting, then in the event of any future vacancies, the remaining Directors may elect up to two additional Board members (assuming no subsequent changes to the composition of the Board).

In addition to the foregoing, in order to rely on certain exemptive rules promulgated by the SEC, the Company must comply with certain requirements, including the requirement that a majority of the Directors on the Board be Independent Directors. The Board believes that it is in the best interests of the Company and the Funds’ shareholders to be able to rely on the exemptive rules. The Board also believes that good governance practices involve having a majority of its members be Independent Directors.

Information Regarding Each Independent Director and the Nominee

The following table lists the current Independent Directors, the Nominee, their ages, current position(s) held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Dr. John E. Maupin, Jr. serves as the Chair of the Board. Unless otherwise noted, the address of each Director is 2919 Allen Parkway, Houston, Texas 77019. Information about the officers of the Company is provided in Exhibit A.

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)
Independent Directors
Cheryl Creuzot 67	Director	2022 – Present	President and Chief Executive Officer of Wealth Development Strategies, LLC (2000-2019); President Emeritus, Wealth Development Strategies LLC (2019-Present).	36

Director, The Bancorp, Inc. - Audit and Risk Committees (2021-Present); Director, Amegy Bank (2021); Director, The Frenchy’s Companies (2013-Present); Commissioner, Port of Houston - Audit, Governance, Dredge Task Force and Community Relations Committees (2020-Present); Executive Committee Member, MD Anderson University Cancer Foundation Board of Visitors (2010-Present).

Yvonne M. Curl 71	Director	2020 – Present	Retired.	36

Director, Encompass Health, provider of post-acute healthcare services (2004-2022); Director, Nationwide Insurance, insurance company (1998-2019); Director, Hilton Head Humane Association, animal shelter (2006-2019); Director, Enhabit, Inc., provider of home health and hospice services (2022-2024); Director, Community Foundation of the Lowcountry (2018-Present).

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)
Darlene T. DeRemer 70	Director	2022 – Present	Retired.	36

Trustee, ARK ETF Trust (2014-Present); Trustee, Member of Investment and Endowment Committee of Syracuse University (2010-Present); Director, Alpha Healthcare Acquisition Corp. III (2021-2023); Interested Trustee, Esoterica Thematic Trust (2020-2021); Interested Trustee, American Independence Funds (2015-2019); Trustee, Risk X Investment Funds (2016-2020); Director, United Capital Financial Planners (2008-2019); Director, Hillcrest Asset Management (2007-2020); Board Member, Confluence Technologies LLC (2018-2021). The LGL Group, Inc., holding company engaged in services, merchant investment and manufacturing business activities (2023-2023).

Dr. Timothy J. Ebner 77	Director	1998 – Present	Professor - Department of Neuroscience Medical School, Endowed Pickworth Chair in Neuroscience (1980- Present), and Head (1999-2024), University of Minnesota; Vice President, Society for Research on the Cerebellum and Ataxia (2003-Present).	36	Trustee, Minnesota Medical Foundation (2003-2013)

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)
Peter A. Harbeck(4) 72	Director	2001 – Present	Retired.	36	None.
Eileen A. Kamerick 68	Director	2022 – Present	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (2015-Present); National Association of Corporate Directors Board Leadership Fellow (2016-Present, with Directorship Certification since 2019 and NACD 2022 Directorship 100 honoree); Adjunct Professor, Georgetown University Law Center (2021-Present); Adjunct Professor, The University of Chicago Law School (2018-Present); Adjunct Professor University of Iowa College of Law (2007-present).	36

Chairman of the Legg Mason Closed-End Funds (2024-Present); Director of the Legg Mason Closed-End Funds (2013-2024); Director of ACV Auctions Inc. (2021-Present); Director of Associated Banc-Corp (financial services company) (2007-Present); formerly, Director of Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series, Inc. and SunAmerica Specialty Series (2018-2022).

Dr. John E. Maupin, Jr. Chair, January 2021 79	Director	1998 – Present	Retired.	36

Director, Regions Financial Inc., bank holding company (2007-2019); Director, Enhabit, Inc., provider of home health and hospice services (2022-Present); Director, Encompass Health, provider of post-acute healthcare services (2004-2022).

Name and Age	Position(s) Held With Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director or Nominee for Director(2)	Other Directorship(s) Held By Director or Nominee for Director(3)
Interested Director Nominee
Erin F. Donnelly(5) 55	Director	2026 – Present	Executive Vice President of Products, Pricing and Investments, Corebridge (2025-Present); Managing Director, Institutional Retirement Product and Distribution, Bank of America, N.A. (2022-2025); Managing Director, Defined Contribution and Health Platforms, Bank of America, N.A. (2019-2021).	36	None.

(1)	Directors serve until their successors are duly elected and qualified.
(2)

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes the Company (36 funds).

(3)

Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

(4)	Prior to December 16, 2022, Mr. Harbeck was considered to be an Interested Director because he owned shares of Corebridge (formerly AIG Life & Retirement), the ultimate parent of VALIC.
(5)

Effective January 22, 2026, the Board appointed Ms. Donnelly to serve as an Interested Director to the Company’s Board. Ms. Donnelly is considered to be an Interested Director based on her position with Corebridge.

Board’s Consideration of Each Director’s and Nominee’s Qualifications, Experience, Attributes or Skills

The Board believes that the significance of each Director’s and the Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Director or the Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single factor being a controlling factor. Among the attributes common to all Directors and the Nominee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors (in the case of the Nominee who currently serves as a Director), VALIC, the sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each Director or the Nominee can make to the Board and the Funds. A

Director’s or the Nominee’s ability to perform his or her duties effectively may have been attained through the Director’s or the Nominee’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Company (in the case of the Nominee who currently serves as a Director) and any other funds/portfolios in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Additional information about each Director and the Nominee is set forth below, which supplements the information provided in the table above and describes some of the specific experiences, qualifications, attributes, or skills that each possesses that the Board believes prepares him or her to be an effective Director.

Independent Directors

Cheryl Creuzot. Ms. Creuzot has served as Director since 2022. Ms. Creuzot is also the Chair of the Compliance and Ethics Committee and serves as a member of each of the Audit, Governance and Brokerage Committees. Ms. Creuzot was formerly the President and Chief Executive Officer and Principal of Wealth Development Strategies, LLC and Wealth Development Investment Advisory, LLC, both Financial Industry Regulatory Authority and SEC regulated, financial advisory firms. Ms. Creuzot also has substantial experience serving on non-profit boards, and has significant securities and financial planning experience.

Yvonne M. Curl. Ms. Curl has served as a Director since 2020. Ms. Curl is also the Chair of the Brokerage Committee and serves as a member of each of the Governance, Compliance and Ethics and Audit Committees. Ms. Curl has more than 30 years of executive and business experience in various industries and has corporate governance experience serving on multiple public company and non-profit boards.

Darlene T. DeRemer. Ms. DeRemer has served as Director since 2022. Ms. DeRemer also serves as a member of each of the Audit, Governance, Compliance and Ethics and Brokerage Committees, and is an Audit Committee Financial Expert. Ms. DeRemer was formerly Managing Partner of Grail Partners, an advisory merchant bank serving the investment management industry. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty-five years as a leading adviser to the financial services industry. Ms. DeRemer also has substantial experience serving on investment company boards and currently serves as Chair of ARK ETF Trust.

Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner is also the Chair of the Governance Committee and serves as a member of each of the Audit, the Compliance and Ethics and the Brokerage Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Peter A. Harbeck. Mr. Harbeck has served as a Director since 2001. Mr. Harbeck also serves as a member of each of the Audit, Governance, Compliance and Ethics and Brokerage Committees. Mr. Harbeck previously served as President, Chief Executive Officer and Director of SunAmerica Asset Management, LLC (“SunAmerica”) and Director of Corebridge Capital Services, Inc. (“CCS”). As President and Chief Executive Officer, Mr. Harbeck was responsible for all of SunAmerica’s mutual fund businesses. During his over twenty-year tenure at SunAmerica, Mr. Harbeck held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards.

Eileen A. Kamerick. Ms. Kamerick has served as Director since 2022. Ms. Kamerick is also the Chair of the Audit Committee and serves as an Audit Committee Financial Expert and member of each of the Governance, Compliance and Ethics and Brokerage Committees. Ms. Kamerick has substantial experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company. Ms. Kamerick also has substantial experience serving on investment company boards and is currently a board member of the Legg Mason Closed End Funds, for which she serves as audit committee financial expert.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin also serves as a member of each of the Governance, Audit, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the retired President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin previously served on the boards of LifePoint Hospitals, Inc., Encompass Health, and Regions Financial Inc.

Interested Director Nominee

Erin F. Donnelly. Ms. Donnelly has served as Director since 2026. Ms. Donnelly is Executive Vice President of Products, Pricing and Investments for Corebridge. She has over 25 years of experience in the financial services industry. Prior to joining Corebridge, Ms. Donnelly was Managing Director, Institutional Retirement Product and Distribution, and Managing Director, Defined Contribution and Health Platforms at Bank of America, N.A. Ms. Donnelly has substantial experience serving on non-profit and trade association boards.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Company and its Funds rests with the Board. The Company, on behalf of the Funds, has engaged VALIC as the investment adviser which oversees the day-to-day operations of the Funds, and has engaged sub-advisers who manage the Funds’ assets on a day-to-day basis. The Company has also engaged VALIC as the Funds’ administrator. The Board is responsible for overseeing VALIC and the sub-advisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Company’s charter and Bylaws, and each Fund’s investment objectives and strategies. The Board is presently composed of eight members, seven of whom are Independent Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Interested Director is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Dr. Maupin, an Independent Director, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, its officers, attorneys, and other Directors generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational, regulatory and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC (as adviser and administrator), who carries out the Funds’ investment management and business affairs, and also by the Funds’ sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, the sub-advisers and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, VALIC, the sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect each Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Effective January 1, 2026, Independent Directors receive an annual retainer of $312,500 (Chair receives an additional $65,000 retainer). The Independent Directors receive a fee of $4,000 for additional special meetings ($13,125 if it is determined a full meeting fee is appropriate). The Audit Committee chair receives a retainer of $38,500. The Governance Committee chair receives a retainer of $26,000, the Compliance and Ethics Committee chair receives a retainer of $22,000, and the Brokerage Committee chair receives a retainer of $22,000.

The Audit Committee is comprised of all Independent Directors, with Ms. Kamerick serving as the Chair. Ms. Kamerick and Ms. DeRemer are “Audit Committee Financial Experts.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the Funds’ financial statements or books of account. The Board has adopted an Audit Committee charter, a copy of which is found in Exhibit B. During the fiscal year ended May 31, 2026, the Audit Committee held five (5) meetings.

The Governance Committee is comprised of all Independent Directors, with Dr. Ebner as the Chair. The Governance Committee recommends to the Board nominees for Independent Director membership, reviews governance procedures and Board composition, and periodically reviews Director compensation. The Funds do not have a standing compensation committee. The Governance Committee will consider any candidate for Director recommended by a current shareholder if required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualification. Recommendations from shareholders must be submitted in writing and addressed to the Governance Committee and the Secretary of the Company at 2919 Allen Parkway, Houston, Texas 77019. The Board has adopted a Governance Committee charter, a copy of which is found in Exhibit C. During the fiscal year ended May 31, 2026, the Governance Committee held three (3) meetings.

The Brokerage Committee is comprised of all Independent Directors, with Ms. Curl as the Chair. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the fiscal year ended May 31, 2026, the Brokerage Committee held two (2) meetings.

The Compliance and Ethics Committee is comprised of all Independent Directors, with Ms. Creuzot as the Chair. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the fiscal year ended May 31, 2026, the Compliance and Ethics Committee held three (3) meetings.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Company. The Directors and officers of VC I and members of their families as a group beneficially owned less than 1% of the common stock of each Fund outstanding as of July 31, 2026.

Compensation of Independent Directors

The following table sets forth the aggregate compensation paid to each Independent Director by the Company for his or her service as Director and by the Company and/or other registered investment companies in the Fund Complex during the most recently completed fiscal year. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

Name of Director[1]	Aggregate Compensation from Company	Total Compensation From Fund Complex Paid to Directors[2]
Thomas J. Brown[3]	$168,250	$168,250
Dr. Judith L. Craven[3]	$162,500	$162,500
Cheryl Creuzot	$320,250	$320,250
Yvonne M. Curl	$329,750	$329,750
Darlene T. DeRemer	$309,250	$309,250
Dr. Timothy J. Ebner[4]	$335,250	$335,250
Peter A. Harbeck	$309,250	$309,250
Eileen A. Kamerick	$328,500	$328,500
Dr. John E. Maupin, Jr.	$374,250	$374,250

[1]	Directors receive no pension or retirement benefits from the Company or any other funds in the Fund Complex.
[2]	Includes the Company (36 series).
[3]	Each of Mr. Brown and Ms. Craven retired from the Board effective December 31, 2025.
[4]	Dr. Ebner has chosen to defer a portion of his compensation under the Deferred Compensation Plan discussed below. As of May 31, 2026, the current value of the deferred compensation is $1,270,655.

The Board has approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from the Company. The Deferred Plan is unfunded and unsecured.

The Company’s retirement policy provides that each Independent Director shall retire from service as an Independent Director at the end of the calendar year in which he or she turns 75 years of age, except that for an Independent Director whose term of service began prior to January 1, 2016, such Independent Director may request an additional year of eligibility as an Independent Director subject to approval by the other Independent Directors up to a maximum of five additional years (to age 80).

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by the Independent Directors and the Nominee as of July 31, 2026.

Name of Director	Dollar Range of Equity Securities in the Company[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[1]
Independent Director
Cheryl Creuzot	$0	$0
Yvonne M. Curl	0	0
Darlene T. DeRemer	0	0
Dr. Timothy J. Ebner	0	0
Peter A. Harbeck	0	0
Eileen A. Kamerick	0	0
Dr. John E. Maupin, Jr.	0	0
Interested Director Nominee
Erin F. Donnelly	0	0

[1]	Includes VC I (36 series)

As of July 31, 2026, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC, any sub-adviser, the Company’s distributor, or a sponsoring insurance company of the Company or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with such entities.

Shareholder Communications with the Board

Shareholders wishing to communicate with members of the Board may submit a written communication to the Board of Directors, c/o the Secretary of VALIC Company I at 2919 Allen Parkway, Houston, Texas 77019.

Other Board-Related Matters

During the Funds’ fiscal year ended May 31, 2026, the Board held seven (7) meetings (including regularly scheduled and special meetings), and each Director, including the Nominee, attended at least 75% of the meetings of the Board and all committees of which he or she was a member during the period for which he or she has been a Director.

Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. The Audit Committee has selected PwC as the Funds’ independent registered public accounting firm for the current fiscal year and such selection has been ratified by the Board. Representatives of PwC are not expected to be present at the Special Meeting, but they have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC has informed the Company that it has no material direct or indirect financial interest in any Fund.

The table below sets forth the aggregate fees billed by PwC for each Fund’s most recent two fiscal years for (1) professional services rendered for audit services, including the audit or review of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (2) audit-related services reasonably related to the audit or review of each Fund’s financial statements not reported under (1); (3) professional services rendered for tax compliance, tax advice, and tax planning; and (4) other products and services not reported under (1) through (3).

Fund	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
Aggressive Allocation Lifestyle Fund	2026	$26,390	$0	$0	$0
	2025	$26,390	$0	$0	$0
Asset Allocation Fund	2026	$39,224	$0	$0	$0
	2025	$39,224	$0	$0	$0
Capital Appreciation Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
Conservative Allocation Lifestyle Fund	2026	$26,390	$0	$0	$0
	2025	$26,390	$0	$0	$0
Core Bond Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
Dividend Value Fund	2026	$26,639	$0	$0	$0
	2025	$26,639	$0	$0	$0
Dynamic Allocation Fund	2026	$27,380	$0	$0	$0
	2025	$27,380	$0	$0	$0
Emerging Economies Fund	2026	$38,881	$0	$0	$0
	2025	$38,881	$0	$0	$0
Global Real Estate Fund	2026	$28,094	$0	$0	$0
	2025	$28,094	$0	$0	$0
Global Strategy Fund	2026	$41,512	$0	$0	$0
	2025	$41,512	$0	$0	$0
Government Securities Fund	2026	$33,496	$0	$0	$0
	2025	$33,496	$0	$0	$0
Growth Fund	2026	$26,637	$0	$0	$0
	2025	$26,637	$0	$0	$0
High Yield Bond Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
Inflation Protected Fund	2026	$35,716	$0	$0	$0
	2025	$35,716	$0	$0	$0
International Equities Index Fund	2026	$38,881	$0	$0	$0
	2025	$38,881	$0	$0	$0
International Government Bond Fund	2026	$39,617	$0	$0	$0
	2025	$39,617	$0	$0	$0
International Growth Fund	2026	$36,985	$0	$0	$0
	2025	$36,985	$0	$0	$0
International Opportunities Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
International Socially Responsible Fund	2026	$28,534	$0	$0	$0
	2025	$28,534	$0	$0	$0
International Value Fund	2026	$36,985	$0	$0	$0
	2025	$36,985	$0	$0	$0
Large Cap Core Fund	2026	$26,636	$0	$0	$0
	2025	$26,636	$0	$0	$0
Mid Cap Index Fund	2026	$28,531	$0	$0	$0
	2025	$28,531	$0	$0	$0

Fund	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
Mid Cap Strategic Growth Fund	2026	$26,637	$0	$0	$0
	2025	$26,637	$0	$0	$0
Mid Cap Value Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
Moderate Allocation Lifestyle Fund	2026	$26,390	$0	$0	$0
	2025	$26,390	$0	$0	$0
Nasdaq-100® Index Fund	2026	$28,533	$0	$0	$0
	2025	$28,533	$0	$0	$0
Science & Technology Fund	2026	$26,637	$0	$0	$0
	2025	$26,637	$0	$0	$0
Small Cap Core Fund	2026	$26,636	$14,275	$0	$0
	2025	$26,636	$0	$0	$0
Small Cap Growth Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
Small Cap Index Fund	2026	$28,531	$0	$0	$0
	2025	$28,531	$0	$0	$0
Small Cap Value Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0
Stock Index Fund	2026	$28,531	$0	$0	$0
	2025	$28,531	$0	$0	$0
Systematic Core Fund	2026	$28,534	$0	$0	$0
	2025	$28,534	$0	$0	$0
Systematic Growth Fund	2026	$26,639	$0	$0	$0
	2025	$26,639	$0	$0	$0
Systematic Value Fund	2026	$26,639	$0	$0	$0
	2025	$26,639	$0	$0	$0
U.S. Socially Responsible Fund	2026	$39,587	$0	$0	$0
	2025	$39,587	$0	$0	$0

There were no fees for audit-related services, tax services or other services approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the 2025 or 2026 fiscal years. Fees for audit-related services, tax services or other services required to be approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X for the 2025 or 2026 fiscal years were $490,000 and $685,000, respectively.

There were no fees billed by PwC to VALIC or any entity controlling, controlled by, or under common control with VALIC (the “VALIC Affiliates”) for the 2025 or 2026 fiscal years that are required by Rule 2-01(c)(7)(i) to be pre-approved by the Audit Committee.

The Audit Committee pre-approves all audit services provided by PwC to the Company and approves all non-audit services provided by PwC to the Company, VALIC, and VALIC Affiliates, if an engagement by VALIC or a VALIC Affiliate relates directly to the operations and financial reporting of the Company. The Audit Committee has not established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are permitted for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

No fees billed to the Company, VALIC or VALIC Affiliates for audit-related services, tax services, or other services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PwC billed aggregate fees for non-audit services rendered to the Company, VALIC, and VALIC Affiliates that provide ongoing services to the Company of $593,488 for the 2025 fiscal year and $685,000 for the 2026 fiscal year. The Audit Committee was not required to consider whether non-audit services provided by PwC to VALIC, or to VALIC Affiliates that provide ongoing services to the Company, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, were compatible with maintaining PwC’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD.

PROPOSALS 2A AND 2B

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

VALIC serves as the investment adviser to each Fund pursuant to the existing Investment Advisory Agreement, dated January 13, 2025, between the Company, on behalf of each of its Funds, and VALIC (the “Current Advisory Agreement”). As required by the 1940 Act, the Current Advisory Agreement contains a provision providing for its automatic termination in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of VALIC. This provision effectively requires a Fund’s shareholders to vote on a new investment advisory agreement if VALIC experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act. Such transfer is often referred to as a “Change of Control Event.”

As discussed above, on March 26, 2026, Corebridge and Equitable entered into the Merger Agreement to combine their respective businesses in an all-stock merger transaction (previously defined as the “CB/EQH Transaction”). Under the terms of the Merger Agreement, both Corebridge and Equitable will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” (previously defined as “NewCo”) upon the closing of the CB/EQH Transaction. The CB/EQH Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals. Upon completion of the CB/EQH Transaction, VALIC will become an indirect, wholly owned subsidiary of NewCo. The stockholders of both Corebridge and Equitable have approved the CB/EQH Transaction. After the CB/EQH Transaction, stockholders of Corebridge are expected to own approximately 51% of NewCo, with stockholders of Equitable owning approximately 49%.

Nippon Life Insurance Company (previously defined as “Nippon”), a current Corebridge stockholder, as of the date hereof, holds more than 25% of Corebridge’s outstanding shares and has the right to designate three (3) of eleven (11) members of the Corebridge board of directors in proportion to its ownership stake. Because Nippon owns more than 25% of Corebridge’s common stock and can designate more than 25% of the Corebridge board, Nippon is presumed to “control” Corebridge and, indirectly, VALIC for purposes of the 1940 Act. Nippon’s share ownership crossed the 25% threshold as a result of Corebridge’s share buybacks (and without any affirmative action on Nippon’s part).

Prior to the CB/EQH Transaction, Nippon intends to acquire additional shares of Corebridge common stock in order to achieve a greater than 15% (but less than 25%) ownership interest in NewCo after the closing of the CB/EQH Transaction (previously defined as the “Nippon Acquisition”). Nippon’s affirmative purchase of additional Corebridge shares may constitute a Change of Control Event under the 1940 Act, independent of and prior to the CB/EQH Transaction.

If the CB/EQH Transaction is consummated, Nippon’s equity interest in NewCo will be less than 25%. For the first six months following closing, Nippon will have the right to designate two directors of NewCo. Thereafter, pursuant to a stockholder’s agreement with NewCo, Nippon will retain the right to designate a number of directors proportionate to its shareholding; accordingly, Nippon will not have the right to designate 25% or more of the NewCo board unless Nippon acquires more than 25% of NewCo’s shares in the future. As a result of this dilution and reduced board designation rights, Nippon will no longer be presumed to be a control person of NewCo and, indirectly, VALIC (previously defined as the “Nippon Dilution”). This change in Nippon’s control-person status may itself constitute a Change of Control Event under the 1940 Act, independent of and in addition to any Change of Control Event resulting from the CB/EQH Transaction. The CB/EQH Transaction, the Nippon Acquisition and the Nippon Dilution are referred to herein collectively as the “Transactions” and each, individually, as a “Transaction.”

It is anticipated that each Transaction may independently be deemed a Change of Control Event resulting in the automatic termination of the then current investment advisory agreement and the then existing sub-advisory agreements between VALIC and the Funds’ sub-advisers. Whether or not any of these events result in a Change of Control Event depends on the facts and circumstances of each Transaction. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted in the event of a Change of Control Event, the Board has approved new investment advisory agreements (the “New Advisory Agreements”) between the Company and VALIC, as well as new sub-advisory agreements with the existing sub-advisers to certain Funds, in connection with the Transactions. Shareholders are being asked to approve the New Advisory Agreements, which, in the case of the commencement of the Nippon Acquisition, would either be effective immediately upon shareholder approval if occurring before the Special Meeting or upon such commencement if occurring after the Special Meeting, and, in the case of the closing of the CB/EQH Transaction and the commencement of the Nippon Dilution, would be effective upon the potential Change of Control Events resulting from such Transactions.

Other than as set forth in Proposal 3, shareholders are not being asked to approve the new investment sub-advisory agreements noted above. As discussed more fully in Proposal 3, the Company and VALIC are permitted to rely on the VALIC Order, which allows VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company.

Information about VALIC

VALIC is located at 2919 Allen Parkway, Houston, Texas 77019. VALIC serves as investment adviser for all of the Funds. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers that make investment decisions for the Funds. VALIC is a Texas corporation, and managed or advised assets in excess of $36.9 billion as of June 30, 2026. VALIC is an indirect, wholly owned subsidiary of Corebridge. VALIC is a wholly owned subsidiary of American General Life Insurance Company (“AGL”). AGL is a stock life insurance company organized under the laws of the state of Texas and is located at 2727-A Allen Parkway, Houston, Texas 77019. It is an indirect, wholly owned subsidiary of Corebridge. Corebridge is located at 2919 Allen Parkway, Woodson Tower, Houston, Texas 77019.

The following table lists the names and principal occupations of VALIC’s principal executive officers and directors. The business address of each person listed below is 2919 Allen Parkway, Houston, Texas 77019.

Name	Principal Occupation
Mary Brodd	Vice President and Corporate Secretary
John P. Byrne	President of Financial Distributors
Steven D. Caldwell, Jr.	Executive Vice President and Chief Risk Officer
Elizabeth B. Cropper	Executive Vice President and Chief Human Resources Officer
David Ditillo	Director, Executive Vice President and Chief Information Officer
Terri Fiedler	Director and President of Group Retirement
Christopher P. Filiaggi	Director, Senior Vice President and Chief Financial Officer
Emily W. Gingrich	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Brigitte K. Lenz	Vice President and Controller
Lisa Longino	Director, Executive Vice President and Chief Investment Officer
Brian O. Moon	Vice President and Treasurer
Jonathan Novak	Director and President of Institutional Markets
Bryan Pinsky	Director
Mallary Reznik	Senior Vice President, General Counsel and Assistant Secretary
Melissa K. Robins	Investment Adviser Chief Compliance Officer
Patricia M. Schwartz	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Christopher B. Smith	Chairman of the Board of Directors and President
Eric G. Tarnow	Director

Description of the New Advisory Agreements

The description of each New Advisory Agreement that follows is qualified entirely by reference to the form of New Advisory Agreement included in Exhibit D to this Proxy Statement. (As indicated below, the advisory fee rate for each Fund is provided in Exhibit E.)

Each New Advisory Agreement is substantially identical in all material respects to the Current Advisory Agreement, except for new effective and termination dates, updates to Fund names, and revisions to the notice provision. The Current Advisory Agreement was last approved by shareholders on October 14, 2022, in connection with a Change of Control Event whereby American International Group, Inc. divested all of its interest in Corebridge over time, resulting in the automatic termination of VALIC’s then-existing investment advisory agreement. Each New Advisory Agreement would become effective after the applicable Change of Control Event(s) resulting from the Transactions. The material terms of the proposed New Advisory Agreements are discussed in more detail below. Because each New Advisory Agreement is identical, they are jointly referred to herein as the “New Advisory Agreement” where appropriate. The Board last approved the Current Advisory Agreement at a meeting held on August 4-5, 2026.

Services

No changes to the services provided by VALIC as specified under the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the New Advisory Agreement provide that VALIC shall, subject to the control, direction, and supervision of the Board and in conformity with all applicable laws and regulations, the Company’s organizational documents and its registration statement, (a) manage the investment and reinvestment of the assets of the Funds including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Fund’s portfolio, and the formulation and implementation of investment programs; (b) maintain a trading desk and place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by VALIC, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by VALIC, subject to VALIC’s control, direction, and supervision; and (c) furnish to the Funds office space, facilities, equipment and personnel adequate to provide the services described above and pay the compensation to the Company’s Directors and officers who are interested persons of VALIC.

Appointment of Sub-advisers

No changes to the authority of VALIC to appoint sub-advisers are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the New Advisory Agreement permit VALIC to employ a sub-adviser for each of its Funds for the purpose of providing investment management services with respect to the Fund, provided that (a) the compensation to be paid to such sub-adviser shall be the sole responsibility of VALIC, (b) the duties and responsibilities of the sub-adviser shall be as set forth in a sub-advisory agreement including VALIC and the sub-adviser as parties, (c) such sub-advisory agreement shall be adopted and approved in conformity with applicable laws and regulations, and (d) such sub-advisory agreement may be terminated at any time, on not more than 60 days’ written notice.

As noted above, VALIC and the Company are permitted to rely on the VALIC Order, which allows VALIC to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The VALIC Order applies to the Company and its Funds, and is subject to certain conditions, including the requirement that the Board, including a majority of Independent Directors, approve any new sub-advisory agreement or material amendment to a sub-advisory agreement and that VALIC send shareholders an information statement complying with the conditions of Regulation 14C under the Securities Exchange Act of 1934, as amended, within 90 days after the retention of a new sub-adviser or a material amendment to an existing sub-advisory agreement. The VALIC Order also permits the Funds to disclose fees paid to sub-advisers on an aggregate, rather than individual, basis.

As with the Current Advisory Agreement, the current sub-advisory agreements between VALIC and any sub-advisers with respect to a Fund will automatically terminate upon the Change of Control Event. VALIC and the Company expect to rely on the VALIC Order to enter into new sub-advisory agreements with the current, unaffiliated sub-advisers to the Funds.

Expenses

No changes to the expenses provisions of the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the New Advisory Agreement provide that VALIC shall bear the expense of discharging its responsibilities under the Agreement and the Company shall pay, or arrange for others to pay, all its expenses other than those which the Agreement expressly states are payable by VALIC. Expenses payable by the Company include, but are not limited to (i) interest and taxes; (ii) brokerage commissions and other expenses of purchasing and selling portfolio investments; (iii) compensation of its Directors and officers other than those persons who are interested persons of VALIC; (iv) fees of outside counsel to and of independent auditors of the Company selected by the Board; (v) fees for accounting services; (vi) custodial, registration, and transfer agency fees; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to issuance of its shares against payment therefor by, or on behalf of, the subscribers thereto; (ix) fees and related expenses of registering and qualifying the Company and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Company; (xi) all other expenses incidental to holding meetings of the Company’s shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the Company’s membership in trade associations approved by the Board; and (xv) such non-recurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Company is a party and the legal obligation which the Company may have to indemnify its officers, Directors and employees with respect thereto. The Company shall allocate the foregoing expenses among the Funds.

Contractual Advisory Fees

No changes in the contractual advisory fees for the Funds are proposed in connection with Proposal 2. Exhibit E includes the fee schedules for each Fund. Exhibit F provides information on the compensation paid to VALIC by each registered investment company with an investment objective similar to the investment objectives of the Funds.

Liability

No changes to the liability provisions of the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the New Advisory Agreement provide that VALIC shall not be liable to the Company, or to any shareholder of the Company, for any act or omission in rendering services under the Agreements, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

Term and Continuance

No changes to the term and continuance provisions of the Current Advisory Agreement are proposed in connection with Proposal 2. The Current Advisory Agreement and the New Advisory Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New Advisory Agreement will be effective after the Change of Control Event resulting from the applicable Transaction. After an initial two-year term, the New Advisory Agreement would continue in effect only so long as such continuance is approved at least annually by the vote of a majority of the Company’s Directors who are not parties to the Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Company’s Board or a majority of a Fund’s outstanding voting securities.

Termination

No changes to the termination provisions of the Current Advisory Agreement are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the New Advisory Agreement provide that the Agreement may be terminated, without payment of any penalty, as to any Fund at any time by the Company’s Board or by the vote of a majority of that Fund’s outstanding voting securities on 30-60 days’ prior written notice to VALIC, or by VALIC, on not more than 60 days’ nor less than 30 days’ written notice, or upon such shorter notice as may be mutually agreed upon. The Current Advisory Agreement and the New Advisory Agreement each automatically terminates in the event of its assignment.

Factors Considered by the Board

At various meetings over the prior year, the Board discussed the Transactions with representatives of VALIC and Corebridge. The Independent Directors also discussed the Transactions in private sessions with their independent counsel outside the presence of management. The Board noted that it is anticipated that each Transaction could be deemed a Change of Control Event resulting in the automatic termination of the Current Advisory Agreement and the current sub-advisory agreements (the “Current Sub-Advisory Agreements,” and together with the Current Advisory Agreement, the “Current Advisory Agreements”) and that in order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted for the Funds, the Board would need to approve new investment advisory agreements with VALIC, as well as new sub-advisory agreements with the existing sub-advisers to the Funds, in connection with the Transactions. Shareholders of each Fund will be asked to approve the New Advisory Agreements and shareholders of the Dynamic Allocation Fund will be asked to approve the New Sub-Advisory Agreement between VALIC and AllianceBernstein. The Board noted that shareholder approval of new sub-advisory agreements with the current, unaffiliated sub-advisers (i.e., all of the sub-advisers other than AllianceBernstein) to the Funds is not required due to the Funds’ current exemptive order that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers.

At an in-person meeting held on August 4-5, 2026, the Board, including the Independent Directors, unanimously approved with respect to all of the Funds, the New Advisory Agreements and, with respect to the Dynamic Allocation Fund, the New AB Sub-Advisory Agreement (as defined below), and the new sub-advisory agreements between VALIC and each of the following sub-advisers of the Funds (collectively, the “New Advisory Contracts”): American Century Investment Management Inc. (Small Cap Growth Fund), BlackRock Investment Management, LLC (Dividend Value Fund, Emerging Economies Fund, Growth Fund, International Equities Index Fund, International Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Science & Technology Fund, Small Cap Index Fund, Stock Index Fund and U.S. Socially Responsible Fund), Boston Partners Global Investors, Inc. (Mid Cap Value Fund), ClearBridge Investment Management, LLC (Dividend Value Fund), Columbia Management Investment Advisers, LLC (Capital Appreciation Fund and

International Value Fund), Duff & Phelps Investment Management Inc. (Global Real Estate Fund), Franklin Advisers, Inc. (Global Strategy Fund), Brandywine Global Investment Management, LLC (Global Strategy Fund), Goldman Sachs Asset Management, L.P. (International Value Fund, Systematic Core Fund and Systematic Growth Fund), Invesco Advisers, Inc. (International Opportunities Fund and Small Cap Core Fund), J.P. Morgan Investment Management Inc. (Aggressive Allocation Lifestyle Fund, Asset Allocation Fund, Conservative Allocation Lifestyle Fund, Core Bond Fund, Government Securities Fund, Large Cap Core Fund, Moderate Allocation Lifestyle Fund and Small Cap Value Fund), Janus Henderson Investors U.S., LLC (Mid Cap Strategic Growth Fund), Massachusetts Financial Services Company (Global Real Estate Fund), Morgan Stanley Investment Management Inc. (International Growth Fund), Morgan Stanley Investment Management Company (International Growth Fund), PineBridge Investments, LLC (Core Bond Fund and International Government Bond Fund), T. Rowe Price Associates, Inc. (Large Cap Core Fund and Small Cap Growth Fund), T. Rowe Price Investment Management, Inc. (Small Cap Growth Fund), Voya Investment Management Co. LLC (Mid Cap Strategic Growth Fund and Science & Technology Fund), and Wellington Management Company LLP (High Yield Bond Fund, Inflation Protected Fund, International Opportunities Fund, Mid Cap Value Fund, Systematic Growth Fund and Systematic Value Fund) (each a “Sub-Adviser” and collectively the “Sub-Advisers”). The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreements and shareholders of the Dynamic Allocation Fund approve the New AB Sub-Advisory Agreement.

At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Advisory Contracts, and the anticipated impact of the Transactions on each Fund and its shareholders. The Independent Directors met with representatives of VALIC and Corebridge to discuss the Transactions and the New Advisory Contracts and the expected impact of the Transactions on the Funds. Throughout the process, the Independent Directors were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Advisory Contracts. The Independent Directors also met separately with their independent legal counsel to discuss the New Advisory Contracts outside the presence of management.

Before or during the meetings, the Board sought additional information as it deemed necessary and appropriate. The Board’s evaluation of the New Advisory Contracts reflected the information provided specifically in connection with its review of the New Advisory Contracts, as well as, where relevant, information that was separately provided to the Board in connection with the most recent renewal of the Current Advisory Agreements at in-person meetings held on July 13-14, 2026 and August 4-5, 2026 (the “2026 Contracts Review Meeting”) and at other Board meetings held throughout the prior year. The Board’s evaluation of the New Advisory Contracts also reflected the knowledge gained as Board members of the Funds with respect to services provided by VALIC, its affiliates, and each sub-adviser to the Funds, including AllianceBernstein. In connection with their consideration of the New Advisory Contracts, the Independent Directors submitted a request for information to VALIC through their independent legal counsel. The Board’s request for information sought information relevant to the Board’s consideration of the New Advisory Contracts and other anticipated impacts of the Transactions on the Funds and their shareholders. VALIC provided documents and information in response to these requests for information in advance of the meeting held on August 4-5, 2026. Representatives of senior management from VALIC participated in a portion of the meetings and addressed various questions from the Board regarding the Transactions.

The Board’s approvals and recommendations were based on its determination, within its reasonable business judgement, that it would be in the best interests of each Fund and its respective shareholders, for VALIC and, as applicable, the Sub-Advisers, to provide investment advisory, investment sub-advisory, and related services to the Funds, as applicable, following the consummation or commencement of the applicable Transaction.

In connection with the approval of the New Advisory Contracts, VALIC advised the Board about a variety of matters, including, but not limited to, the following:

•	The Current Advisory Agreements were renewed by the Board, including all of the Independent Directors, at the 2026 Contracts Review Meeting. In connection with that renewal, the Directors reviewed information regarding the nature, extent and quality of services provided by VALIC and each Sub-Adviser; the investment results of each Fund; the advisory fees paid to VALIC by the Funds and the sub-advisory fees paid to each Sub-Adviser by VALIC; VALIC’s and each Sub-Adviser’s costs in managing the Funds and their profitability from the Funds; and other benefits received by VALIC, each Sub-Adviser, and their affiliates as a result of their relationship with the Funds.

•	The New Advisory Contracts are not expected to result in any changes to the nature, extent and quality of services provided to the Funds by VALIC or any Sub-Adviser.

•

The New Advisory Contracts are not expected to result in any changes to the portfolio management of any Fund, including no changes to the Funds’ investment objectives, principal investment strategies or principal investment risks and the same portfolio managers are expected to continue to provide day-to-day management of the applicable Fund.

•	The New Advisory Contracts are not expected to result in any changes to the contractual investment advisory fees charged to the Funds.

•	The support expressed by the senior management of VALIC and Corebridge for the Transactions and VALIC’s recommendation that the Board approve the New Advisory Contracts.

•	That the Funds and VALIC or its affiliates will split the costs of the Special Meeting, including legal, audit, filing fees and other related expenses.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Contracts, the Board considered the factors discussed below, among others.

Nature, Extent and Quality of Services. The Board considered the benefits to shareholders of retaining VALIC and the Sub-Advisers and approving the New Advisory Contracts, particularly in light of the nature, extent, and quality of the services that have been provided by VALIC and the Sub-Advisers. The Board considered the services provided by VALIC and the Sub-Advisers in rendering investment management services to the Funds. The Board considered that VALIC is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Sub-Advisers, and is also responsible for monitoring and reviewing the activities of the Sub-Advisers and other third-party service providers. The Board also noted that VALIC’s and the Sub-Advisers’ management of the Funds is subject to the oversight of the Board and must be made in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectus and statement of additional information. The Board noted that VALIC monitors the performance of the Funds and from time-to-time recommends sub-adviser changes and/or other changes intended to improve the performance of the Funds. The Board considered the quality of the portfolio management services which have benefited and should continue to benefit each Fund and its shareholders, the organizational depth and resources of VALIC and each Sub-Adviser, including the background and experience of VALIC’s and each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by each Sub-Adviser.

The Board noted that VALIC personnel meet on a regular basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-à-vis competitors. The Board also considered VALIC’s financial condition and whether it continues to have the financial wherewithal to provide the services under the New Advisory Contracts with respect to each Fund. The Board also considered VALIC’s risk management processes. The Board further considered the significant risks assumed by VALIC in connection with the services provided to the Funds, including entrepreneurial risk in sponsoring new Funds and ongoing risks such as operational, reputational, liquidity, litigation, regulatory and compliance risks with respect to all Funds.

With respect to the services provided by the Sub-Advisers, the Board considered information provided to the Board regarding the services provided by the Sub-Advisers, including information presented throughout the previous year and at the 2026 Contracts Review Meeting. The Board noted that each Sub-Adviser (i) determines the securities to be purchased or sold on behalf of the Fund(s) it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed each Sub-Adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of each Sub-Adviser’s investment, compliance and other personnel who provide services to the Funds. The Board also took into account the financial condition of each Sub-Adviser. The Board also considered each Sub-Adviser’s brokerage practices and risk management processes. The Board also considered VALIC’s and each Sub-Adviser’s compliance programs and personnel. The Board also considered VALIC’s and each Sub-Adviser’s regulatory history, including information regarding whether either was currently involved in any regulatory actions or investigations as well as material litigation.

The Board concluded that the scope and quality of the advisory services provided by VALIC and each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of services to the Funds.

Fees and Expenses; Investment Performance. The Board noted that it had received and reviewed total expense information, advisory fee information, and sub-advisory fee information at the 2026 Contracts Review Meeting. The Board also noted that it had received and reviewed information prepared by management and by an independent third-party provider of mutual fund data regarding each Fund’s investment performance compared against its benchmark and performance group and performance universe at the 2026 Contracts Review Meeting. The Board also noted that it reviews the performance of each Fund at each quarterly Board meeting. At the 2026 Contracts Review Meeting, the Board had concluded that each Fund’s overall performance was satisfactory in light of the circumstances or was being appropriately addressed by management. The Board also concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. In this regard, the Board noted that the same personnel would be providing portfolio management services to each of the Funds under the New Advisory Contracts.

Cost of Services and Indirect Benefits/Profitability. The Board noted that it had considered profitability to VALIC and the Sub-Advisers at the 2026 Contracts Review Meeting. At the 2026 Contracts Review Meeting, the Board also reviewed VALIC’s profitability on a Fund-by-Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, comparing VALIC’s profitability with that of certain publicly-traded asset managers. The Board also considered that the New Advisory Contracts would not result in any changes to fees. The Board concluded that the profitability to VALIC and its affiliates from their relationship with the Funds was reasonable. In considering the profitability to the Sub-Advisers in connection with their relationship to the Funds, the Board noted that the fees under the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the New Advisory Agreements. The Board also relied on the ability of VALIC to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length with respect to the unaffiliated Sub-Advisers. For these reasons, the Board determined that the profitability to the Sub-Advisers from their relationships with the Funds was not a material factor in the Board’s deliberations with respect to consideration of approval of the Sub-Advisory Agreements.

The Board additionally considered that VALIC had represented to the Board that it will use its best efforts to ensure that VALIC and its affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transactions or as a result of any express or implied terms, conditions or understandings applicable to a Change in Control Event resulting from the Transactions, for so long as the requirements of Section 15(f) of the 1940 Act apply.

Economies of Scale. The Board noted that it had considered economies of scale at the 2026 Contracts Review Meeting. The Board noted that the advisory fee rate payable to VALIC with respect to most of the Funds contain breakpoints, which allows these Funds to participate in any economies of scale. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ providing services, the Board concluded that the potential for economies of scale in the Sub-Advisers’ management of the Funds was not a material factor to the Board’s consideration of the Sub-Advisory Agreements.

Terms of the Advisory Contracts. The Board reviewed the terms of the New Advisory Contracts including the duties and responsibilities undertaken by the parties. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-Advisers and noted that VALIC would compensate the Sub-Advisers out of the advisory fees it receives from the Funds. The Board noted that the New Sub-Advisory Agreements provide that the Sub-Advisers will pay all of their own expenses in connection with the performance of their duties as well as the cost of maintaining the staff and personnel as necessary for it to perform their obligations. The Board also considered the termination and liability provisions of the New Advisory Contracts and other terms contained therein. The Board additionally considered that the material terms of the Current Advisory Agreements are substantially identical to the material terms of the New Advisory Contracts, except for new effective and termination dates, updates to Fund names, and revisions to the notice provisions. The Board also considered that the material terms of the Current AB Sub-Advisory Agreement are substantially identical to the material terms of the New AB Sub-Advisory Agreement, except for the effective and termination dates, updates to Fund names, and revisions to the notice provision. The Board also considered that the material terms of the current sub-advisory agreements with the unaffiliated Sub-Advisers are substantially identical to the material terms of the new sub-advisory agreements with the unaffiliated Sub-Advisers. The Board concluded that the terms of each of the New Advisory Contracts were reasonable.

Compliance. The Board noted that it had reviewed VALIC’s and the Sub-Advisers’ compliance personnel and regulatory history, including information on whether they were currently involved in any regulatory actions or investigations in connection with the 2026 Contracts Review Meeting and had concluded that there was no information provided that would have a material adverse effect on their abilities to provide services to the Funds.

Conclusions. In reaching its decision to approve the New Advisory Contracts, the Board did not identify a single factor as being controlling but based its recommendation on all of the factors it considered.

Each Director may have attributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and each Sub-Adviser possess the capability and resources to perform the duties required of them under their respective New Advisory Contracts.

Further, based upon its review of the New Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the New Advisory Contracts are reasonable, fair and in the best interests of each Fund and its respective shareholders; and (2) the fee rates payable under the New Advisory Contracts are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a non-exclusive safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the consummation of a Change of

Control Event resulting from a Transaction, it is anticipated that at least 75% of the Directors will not be “interested persons” (as defined in the 1940 Act) of VALIC. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. VALIC will not impose or seek to impose any “unfair burden” on the Funds as a result of a Change of Control Event resulting from a Transaction.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2A AND 2B.

PROPOSAL 3

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

SHAREHOLDERS OF THE DYNAMIC ALLOCATION FUND VOTING WITH RESPECT TO THEIR FUND

Background

AllianceBernstein currently serves as the sub-adviser to the Dynamic Allocation Fund pursuant to the First Amended and Restated Investment Sub-Advisory Agreement, dated September 29, 2025, between VALIC and AllianceBernstein with respect to the Fund (the “Current AB Sub-Advisory Agreement”).

Pursuant to its terms, the Current AB Sub-Advisory Agreement will automatically terminate in the event of its “assignment” or in the event of the termination of the Current Advisory Agreement. As noted above, it is anticipated that the Nippon Acquisition may be deemed a Change of Control Event, resulting in the automatic termination of the Current Advisory Agreement and therefore the Funds’ existing sub-advisory agreements, including the Current AB Sub-Advisory Agreement.

Because it is possible that a new investment advisory agreement between VALIC and the Company will not be approved by shareholders prior to the commencement of the Nippon Acquisition, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and VALIC, on behalf of each Fund, and interim investment sub-advisory agreements between VALIC and the Funds’ unaffiliated sub-advisers, including an interim investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund (the “Interim AB Sub-Advisory Agreement”). If the Nippon Acquisition commences before the Special Meeting, the Interim Advisory Agreement and interim investment sub-advisory agreements will become effective, and they will continue in effect until the earlier of: (i) Proposal 2A being approved by shareholders, or (ii) the expiration of the 150-day period following the date of the Nippon Acquisition.

Under the 1940 Act, a new sub-advisory agreement generally requires approval of a fund’s shareholders. However, the Company and VALIC are permitted to rely on the VALIC Order, which allows VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers. The VALIC Order does not permit VALIC to enter into sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or the Company without first obtaining shareholder approval.

In connection with Proposal 2A being approved by the Funds’ shareholders, the Board has approved, pursuant to the VALIC Order, new investment sub-advisory agreements between VALIC and the Funds’ unaffiliated sub-advisers, including a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Dynamic Allocation Fund (the “New Unaffiliated AB Sub-Advisory Agreement”), to take effect concurrently therewith.

AllianceBernstein is currently a controlled subsidiary of Equitable. VALIC, as discussed above, is an indirect, wholly owned subsidiary of Corebridge. If the CB/EQH Transaction is consummated, VALIC and AllianceBernstein may be deemed “affiliated persons” of each other under the 1940 Act because they may be deemed to be under the common ownership of the new parent holding company, NewCo. In addition, the New Advisory Agreement discussed in Proposal 2A (if approved) and the new investment sub-advisory agreements approved by the Board, including the New Unaffiliated AB Sub-Advisory Agreement, will automatically terminate pursuant to their terms.

Since AllianceBernstein may be deemed an affiliated person of VALIC upon the closing of the CB/EQH Transaction, VALIC may no longer be able to rely on the VALIC Order with respect to AllianceBernstein. As a result, the 1940 Act’s general rule requiring shareholder approval would apply, and the Board therefore is asking shareholders of the Dynamic Allocation Fund to approve a new investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Fund (the “New AB Sub-Advisory Agreement”) to ensure that AllianceBernstein can continue to serve as sub-adviser to the Fund without interruption. The terms of the New AB Sub-Advisory Agreement are substantially identical to those of the Current AB Sub-Advisory Agreement. The New AB Sub-Advisory Agreement would be effective after the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution that occur after shareholder approval.

In addition, if shareholders of the Dynamic Allocation Fund approve Proposal 4 (described below), VALIC and the Board may also consider reliance on the Modified VALIC MoM Arrangement (as defined below) to continue to retain AllianceBernstein following such events, subject to the conditions of the Modified VALIC MoM Arrangement.

Information about AllianceBernstein

AllianceBernstein is a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein, which is a controlled subsidiary of Equitable, is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of June 30, 2026, AllianceBernstein had approximately $905 billion in assets under management.

The following table lists the names and principal occupations of AllianceBernstein’s principal executive officers and directors. The business address of each person listed below is 501 Commerce Street, Nashville, Tennessee 37203.

Name	Principal Occupation
Seth P. Bernstein	Chief Executive Officer
Paul A. Emerson	Chief Compliance Officer
Ahmet O. Erzan	President
Bruce M. Holley	Director
Daniel G. Kaye	Director
Joan Lamm-Tennant	Chairman and Director
Nick B. Lane	Director
Mark R. Manley	General Counsel and Corporate Secretary
Das Narayandas	Director
Mark Pearson	Director
Robin M. Raju	Director
Thomas R. Simeone	Chief Financial Officer
Karl K. Sprules	Chief Operating Officer
Charles G. Stonehill	Director
Todd K. Walthall	Director

Description of the New AB Sub-Advisory Agreement

The description of the New AB Sub-Advisory Agreement that follows is qualified entirely by reference to the form of New AB Sub-Advisory Agreement included in Exhibit G to this Proxy Statement. The New AB Sub-Advisory Agreement is substantially identical in all material respects to the Current AB Sub-Advisory Agreement, except for the effective and termination dates, updates to Fund names, and revisions to the notice provision. The differences are not expected to have any impact on the day-to-day management of the Dynamic

Allocation Fund. The New AB Sub-Advisory Agreement would become effective after the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution that occur after shareholder approval. The material terms of the New AB Sub-Advisory Agreement are discussed in more detail below.

Services

No changes to the services provided by AllianceBernstein as specified under the Current AB Sub-Advisory Agreement are proposed in connection with Proposal 3.

The Current AB Sub-Advisory Agreement and the New AB Sub-Advisory Agreement provide that AllianceBernstein shall, subject to the control and supervision of VALIC and the Board and in material conformity with all applicable laws and regulations, the Company’s organizational documents, its registration statement, and applicable procedures adopted by the Board and provided to AllianceBernstein, (a) manage the investment and reinvestment of the assets of the Dynamic Allocation Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the Board, of the industries, securities and other investments to be represented in each Fund’s portfolio, and the formulation and implementation of investment programs; (b) maintain a trading desk and place all orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Fund’s account with brokers or dealers (including futures commission merchants) selected by AllianceBernstein, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by AllianceBernstein, subject to AllianceBernstein’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with AllianceBernstein, subject to applicable law; (c) delegate, at its own discretion, any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that AllianceBernstein shall always remain liable for its obligations thereunder; and (d) will select the specific underlying funds in which the Dynamic Allocation Fund’s fund of funds component will invest and will determine the size of the fund of funds component’s allocations to the selected underlying funds.

Expenses

No changes to the expenses provisions of the Current AB Sub-Advisory Agreement are proposed in connection with Proposal 3.

The Current AB Sub-Advisory Agreement and the New AB Sub-Advisory Agreement provide that AllianceBernstein shall bear the expense of discharging its responsibilities and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation set forth in the Agreement. In addition, the Company will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Dynamic Allocation Fund.

Contractual Sub-Advisory Fees

No changes in the contractual sub-advisory fees for the Dynamic Allocation Fund are proposed in connection with Proposal 3.

Liability

No changes to the liability provisions of the Current AB Sub-Advisory Agreement are proposed in connection with Proposal 3.

The Current AB Sub-Advisory Agreement and the New AB Sub-Advisory Agreement provide that AllianceBernstein shall not be liable to VALIC, the Company, the Dynamic Allocation Fund, or to any shareholder in the Dynamic Allocation Fund, and VALIC shall indemnify AllianceBernstein, for any act or omission in rendering services under the Agreement, or for any losses sustained in connection with the matters to which the Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of AllianceBernstein in performing its duties under the Agreement.

Term and Continuance

No changes to the term and continuance provisions of the Current AB Sub-Advisory Agreement are proposed in connection with Proposal 3. The Current AB Sub-Advisory Agreement and the New AB Sub-Advisory Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New AB Sub-Advisory Agreement will be effective after the potential Change of Control Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution. After an initial two-year term, the New AB Sub-Advisory Agreement would continue in effect, but with respect to any Fund, subject to the termination provisions and all other terms and conditions thereof, only so long as such continuance is approved at least annually by the vote of a majority of the Company’s Directors who are not parties to the Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Company’s Board or a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act).

Termination

No changes to the termination provisions of the Current AB Sub-Advisory Agreement are proposed in connection with Proposal 3.

Both the Current AB Sub-Advisory Agreement and the New AB Sub-Advisory Agreement provide that the Agreements may be terminated as to any Fund at any time, without the payment of any penalty, by vote of the Company’s Board or by vote of a majority of that Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to AllianceBernstein, or upon such shorter notice as may be mutually agreed upon by the parties. The Agreements may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to AllianceBernstein, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if AllianceBernstein becomes unable to discharge its duties and obligations under the Agreements. AllianceBernstein may terminate the Agreements at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties. The Agreements automatically terminate upon assignment or in the event of the termination of the investment advisory agreement between VALIC and the Company as it relates to any Fund(s).

Factors Considered by the Board

At the meetings held on August 4-5, 2026 at which the Board approved your Fund’s New Advisory Agreement, the Board, including the Independent Directors, also unanimously approved the New AB Sub-Advisory Agreement.

The Board’s considerations regarding all of the new sub-advisory agreements, including the New AB Sub-Advisory Agreement, are included in the Board Considerations under Proposal 2 above.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

APPROVAL OF A MODIFIED “MANAGER-OF-MANAGERS” ARRANGEMENT THAT WOULD PERMIT VALIC TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUB-ADVISERS ON BEHALF OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

Pursuant to Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval. The Company and VALIC currently rely on an exemptive order from the SEC (previously defined as the “VALIC Order”) that permits VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with VALIC or the Company, commonly referred to as a “manager-of-managers” structure. The VALIC Order does not allow VALIC to enter into a sub-advisory agreement with a sub-adviser that is an affiliate of VALIC or the Company without shareholder approval. Shareholders of each Fund have previously approved the operation of such Fund under the existing manager-of-managers structure.

On May 29, 2019, the SEC granted a multi-manager exemptive order to Carillon Series Trust, et al. to permit Carillon Series Trust and Carillon Tower Advisers, Inc. (“Carillon”), its funds’ investment adviser, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and any sub-adviser that is an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Advisers”) of Carillon Series Trust or Carillon without shareholder approval and to permit the series of Carillon Series Trust to disclose the advisory fees paid by a series to Carillon and the sub-advisory fees paid by Carillon to a sub-adviser on an aggregate basis, rather than disclosing the amounts paid to each individually (“aggregate fee disclosure”) (“Carillon Order”).1 On July 9, 2019, the SEC staff granted no-action relief to The BNY Mellon Family of Funds, et al. (“BNY Mellon”) that extended BNY Mellon’s existing multi-manager exemptive order (which only covered both unaffiliated and wholly owned sub-advisers) to Affiliated Sub-Advisers without requiring BNY Mellon to amend its order (the “BNY Letter,” and together with the “Carillon Order,” the “New Relief”). The no-action relief in the BNY Letter may be relied on by other fund complexes that have an existing multi-manager exemptive order, provided their advisers and funds comply with the terms and conditions set forth in the application for the Carillon Order in their entirety, which includes a requirement to obtain shareholder approval.

At a joint special meeting held on October 14, 2022, shareholders of the Funds approved reliance on the New Relief. At that time, VALIC and the Company sought to rely on an exemptive order issued by the SEC to their then-affiliate, SunAmerica, on December 3, 1996 (the “SunAmerica Order”), which shareholders also approved in connection with the New Relief. On January 1, 2026, SunAmerica was acquired by Venerable Holdings, Inc., resulting in VALIC and SunAmerica no longer being affiliates. Consequently, VALIC was no longer permitted to rely on the SunAmerica Order pursuant to its terms. VALIC and the Company had previously relied on the SunAmerica Order because, unlike the VALIC Order, it allowed for aggregate fee disclosure and more closely aligned with the New Relief. Following SunAmerica’s acquisition, VALIC and the Company filed an application with the SEC requesting amended exemptive relief to be able to utilize aggregate fee disclosure. On August 25, 2026, the SEC granted the amended VALIC Order.2

As a result of the amended VALIC Order, VALIC and the Company may no longer be able to rely on the New Relief pursuant to its terms. Accordingly, VALIC intends to obtain a new exemptive order from the SEC, upon

[1]	Carillon Series Trust, et al., Investment Company Act Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order).

[2]	VALIC Company I, et al., Investment Company Act Release No. 36311 (Aug. 25, 2026).

which the Company may rely, to permit VALIC, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend investment sub-advisory agreements with unaffiliated investment sub-advisers and Affiliated Sub-Advisers, and to utilize aggregate fee disclosure with respect to the same (the “Modified VALIC MoM Arrangement”). There can be no assurance that the SEC will grant the requested exemptive relief or that a Fund will ultimately operate under the Modified VALIC MoM Arrangement.

The Board, including the Independent Directors, has approved the Modified VALIC MoM Arrangement, which would be subject to Board oversight and conditions imposed by the SEC in either an exemptive order or a rule. In light of the fact that “manager-of-managers” exemptive orders are typically subject to the condition that prior to reliance on the exemptive order, the operation of a fund in the manner described in the application must be approved by shareholders, the Board has determined to ask each Fund’s shareholders to approve the Modified VALIC MoM Arrangement for such Fund in conjunction with the solicitation of shareholder approval of the other proposals discussed in this Proxy Statement to avoid the cost of seeking shareholder approval separately.

Potential Benefits of the Modified VALIC MoM Arrangement

VALIC believes that the Modified VALIC MoM Arrangement is in the best interests of the Funds’ shareholders because it will provide VALIC and the Board with maximum flexibility to select, monitor and evaluate Affiliated Sub-Advisers without incurring the expense or delay of seeking separate shareholder approval, thereby reducing the associated regulatory burden and operational and compliance complexity. In addition, the Modified VALIC MoM Arrangement will permit a Fund to more efficiently and quickly respond to changes in market conditions and other factors. Currently, in order for VALIC to appoint a new Affiliated Sub-Adviser or materially amend a sub-advisory agreement with an Affiliated Sub-Adviser, the Company must hold a special shareholder meeting and solicit votes from a Fund’s shareholders. This process is time consuming and costly. Under the Modified VALIC MoM Arrangement, VALIC and the Board would be able to act more quickly and with less expense to appoint a new Affiliated Sub-Adviser or materially amend a sub-advisory agreement with an Affiliated Sub-Adviser when they believe that the appointment or amendment would benefit a Fund and its shareholders.

Conditions of the Modified VALIC MoM Arrangement

As noted above, if Proposal 4 is approved, VALIC and the Company intend to file an application with the SEC for exemptive relief after the Special Meeting so that each Fund may rely on the Modified VALIC MoM Arrangement.

While there is no guarantee that the SEC will grant the requested relief, it is anticipated that any exemptive order issued to VALIC and the Company would continue to impose several conditions similar to those currently applicable under the VALIC Order and/or those similar to the New Relief, which each Fund’s shareholders already approved in 2022. For example, in order to rely on the Modified VALIC MoM Arrangement, as is the case with the VALIC Order, it is anticipated that at all times, a majority of the Board must consist of Independent Directors and that selection and nomination of new or additional Independent Directors must be placed within the discretion of the then-existing Independent Directors. In addition, the Independent Directors must be represented by “Independent Legal Counsel” (as such term is defined in Rule 0-1(a)(6) under the 1940 Act). The SEC may impose additional or different conditions in any exemptive order ultimately granted.

Shareholder Approval of the Modified VALIC MoM Arrangement

This Proposal 4 must be approved separately by the shareholders of each Fund. If shareholders of a Fund approve Proposal 4 and the SEC grants amended exemptive relief, the Board would continue to oversee the sub-adviser selection process to help ensure that shareholders’ interests are protected. The Board, including a majority of the Independent Directors, would also continue to evaluate and approve all new sub-advisory agreements for such Fund, as well as any material amendments to existing sub-advisory agreements, considering all factors that it deems relevant to its determination, including the nature, quality and scope of services provided by the sub-advisers.

Shareholder approval of the Modified VALIC MoM Arrangement will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to VALIC. Sub-advisory fees are paid by VALIC to the sub-advisers out of the investment advisory fees that VALIC receives from each Fund, rather than being paid directly by the Funds.

If shareholders approve the Modified VALIC MoM Arrangement with respect to their Fund(s) and the SEC grants the exemptive relief, it is anticipated that the Funds will begin to rely on the Modified VALIC MoM Arrangement as soon as reasonably practicable. Following the grant of exemptive relief, the Fund’s prospectus will be updated accordingly.

If shareholders do not approve the Modified VALIC MoM Arrangement with respect to their Fund(s), those Fund(s) will continue to operate under a manager-of-managers structure pursuant to the VALIC Order and will continue to be required to seek shareholder approval to enter into or materially amend sub-advisory agreements with Affiliated Sub-Advisers.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

APPROVAL OF A CHANGE TO THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” OF EACH OF THE CAPITAL APPRECIATION FUND, LARGE CAP CORE FUND, SYSTEMATIC CORE FUND AND U.S. SOCIALLY RESPONSIBLE FUND

SHAREHOLDERS OF THE CAPITAL APPRECIATION FUND, LARGE CAP CORE FUND, SYSTEMATIC CORE FUND AND U.S. SOCIALLY RESPONSIBLE FUND VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Shareholders are being asked to review and consider reclassifying the diversification status of the Capital Appreciation Fund, Large Cap Core Fund, Systematic Core Fund and U.S. Socially Responsible Fund from diversified to non-diversified. Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in the securities of any one issuer. In addition, with respect to 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

Section 5(b) of the 1940 Act requires funds to be classified as either diversified or non-diversified, and a fund’s status as diversified is considered a fundamental policy. Accordingly, shareholder approval is required to change a fund’s status from diversified to non-diversified. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer.

The benchmark index for each of the Capital Appreciation Fund, Large Cap Core Fund and the U.S. Socially Responsible Fund is the S&P 500® Index, and the benchmark index for the Systematic Core Fund is the Russell 1000® Index. In recent years, certain stocks in the Funds’ respective indices have experienced significant increases in their market capitalizations. As a result, large-cap indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level.

Although each Fund’s portfolio management team does not manage to the Fund’s respective index, the index is an important performance comparison, and a Fund would become non-diversified if it invested in the constituents in the same proportion as its respective index. Accordingly, due to the 1940 Act diversification requirements, the Funds typically must underweight these holdings relative to their weights in their respective index even if the portfolio managers find them to be attractive investment opportunities. VALIC, the Funds’ investment adviser, and the Board believe that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders because the non-diversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance. Given the weightings of the largest holdings in the Funds’ respective benchmark and the appreciation of the Funds’ largest holdings, we believe that it is important to have this additional flexibility, which will allow the portfolio managers to be better able to execute the Funds’ respective investment strategies.

If shareholders approve Proposal 5, each Fund may be subject to additional investment risks. As a non-diversified fund, each Fund may invest in a smaller number of issuers than a diversified fund. As a result, a Fund’s value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than a fund that invests in a larger number of issuers.

In addition to the 1940 Act diversification requirements, each Fund is subject to tax diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which permits the Fund to qualify for special tax treatment. Each Fund must also comply with other applicable diversification requirements, including those of Section 817(h) of the Code applicable to certain insurance company separate accounts. This Proposal does not in any way affect a Fund’s intent to comply with the diversification requirements of Subchapter M or Section 817(h). As a non-diversified fund, the percentage of a Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to the broader diversification requirements of Subchapter M and Section 817(h) of the Code.

If shareholders approve Proposal 5, each Fund may operate as a non-diversified company or, in VALIC’s or the applicable sub-adviser’s discretion, it may not, subject to the best interests of the Fund and its shareholders. However, if a Fund does not operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Fund to be automatically re-classified as a diversified company. This would require a Fund to seek shareholder approval again to operate as a non-diversified company. If shareholders of a Fund do not approve Proposal 5, that Fund will remain “diversified” and therefore remain subject to the diversification requirements set forth in the 1940 Act.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

PROPOSAL 6

TO REVISE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION FOR EACH OF THE INTERNATIONAL EQUITIES INDEX FUND, MID CAP INDEX FUND, SMALL CAP INDEX FUND AND STOCK INDEX FUND

SHAREHOLDERS OF THE INTERNATIONAL EQUITIES INDEX FUND, MID CAP INDEX FUND, SMALL CAP INDEX FUND AND STOCK INDEX FUND VOTING SEPARATELY WITH RESPECT TO THEIR FUND

All mutual funds are required to recite their fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC generally has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

Each of the International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund is an index fund, meaning that it seeks to track the performance of its benchmark index. Because the composition of the benchmark index may change over time, each Fund’s current concentration policy could limit its ability to closely track the benchmark index if the index becomes concentrated in one or more industries. Accordingly, the Board approved, and has recommended that shareholders of each Fund approve, revisions to each Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

The table below sets forth each Fund’s current fundamental investment restriction regarding industry concentration and the Fund’s proposed fundamental investment restriction regarding industry concentration.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

The Fund may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

The revised restriction is intended to help each Fund more closely track the risk and return performance of its benchmark index by allowing the Fund to take advantage of certain investment opportunities when the applicable index is concentrated in certain industries. The Board believes that the fundamental investment restriction change will simplify compliance monitoring and will provide each Fund with greater investment flexibility to pursue its principal investment strategies. If shareholders of a Fund do not approve Proposal 6, that Fund’s current fundamental investment restriction regarding industry concentration will remain in effect.

VALIC has advised the Board that the proposed revisions to each Fund’s fundamental policy on concentration are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a Fund’s investment practices are changed in response to the revised policy, the Board would be consulted and, if appropriate, the Fund’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6.

VOTING INFORMATION

General

The Company is a Maryland corporation incorporated on December 7, 1984. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company currently offers 36 Funds. Certain Funds that are operated as “funds-of-funds” hold shares of other Funds.

Shareholder Information

As of the close of business on the Record Date, each of the Funds has the number of shares outstanding as set forth in Exhibit H, which in each case equals the number of votes that shareholders of the Funds are entitled to cast. Exhibit I lists the record and/or beneficial owners of 5% or more of the shares of each class of each Fund outstanding on the Record Date. As of the Record Date, there were no Contract Owners who beneficially owned a 5% or greater voting interest in any Funds, and officers and Directors of the Company and members of their families, as a group, beneficially owned less than 1% of each Fund’s shares. As of the Record Date, the Funds-of-Funds identified in Exhibit I owned more than 5% or greater voting interest in certain Underlying Portfolios (as defined below).

Shareholder Approval

Voting Requirements: With respect to Proposal 1, a plurality of all the votes cast at the Special Meeting at which a quorum is present is required to elect the Nominee. A “plurality” vote means that a nominee who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Director. Since the Nominee is running unopposed, the Nominee only needs one vote to be elected if there is a quorum present at the Special Meeting. Abstentions, if any, will not have any effect on the outcome of Proposal 1. The approval of each of the other Proposals with respect to a Fund will require the affirmative vote of a majority of the outstanding voting securities of that Fund as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Fund. Because the Current AB Sub-Advisory Agreement terminates upon termination of the Current Advisory Agreement, approval of Proposal 3 is contingent upon approval of Proposal 2 by shareholders. Shareholder approval of the other proposals is not contingent upon shareholder approval of any other proposal. Abstentions will have the same effect as a vote against each of Proposals 2-6.

Quorum Requirements: The presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at the Special Meeting on any matter shall constitute a quorum. Abstentions will be treated as present for determining the existence of a quorum for any matter. As noted above, the Separate Accounts and the Plans own directly nearly all of the outstanding shares of each Fund, and VALIC or another affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”) will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, a quorum will be present for the election of Directors and each of the Proposals considered separately by the Funds.

However, in the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the chairman of the Special Meeting may adjourn the Special Meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. If submitted to shareholders, any such adjournment will require the affirmative vote of a majority of the votes cast on the adjournment. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of a Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against a Proposal.

Manner of Voting

Fund shareholders may authorize their proxy by returning the enclosed proxy card or provide voting instructions by returning the enclosed voting instruction card, as applicable. Fund shareholders may also authorize their proxy or provide voting instructions via telephone or Internet using the instructions provided on the enclosed proxy card or voting instruction card. A proxy may be revoked at any time prior to its exercise at the Special Meeting by (1) submitting a later dated proxy, (2) written notice of revocation to Christopher J. Tafone, Vice President, Chief Legal Officer and Secretary of the Company, 2919 Allen Parkway, Houston, Texas 77019, or (3) attending the Special Meeting and voting during the Special Meeting. Attending the Special Meeting alone will not revoke a previously submitted proxy. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the respective proposal.

Pass Through Voting: Shares of the Funds are sold to Separate Accounts and are used as investment options under Contracts and to Plans and IRA custodians. Contract Owners (including participants in a Plan) who select a Fund for investment through a Contract do not invest directly in or hold shares of the Fund. An insurance company that uses the Funds as a funding vehicle is, in most cases, the legal shareholder of a Fund and has sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for Fund shares owned through a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account as directed by the Contract Owner. In the event that any Contract Owner fails to provide voting instructions with respect to the Separate Account, the Life Company will vote the shares attributable to that Contract Owner for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. If any Contract Owner submits a properly executed voting instruction card but does not indicate how that Contract Owner wishes the shares to be voted, the Contract Owner’s shares will be voted “For” the applicable proposal.

Shares of the Funds are also sold directly to Plans and to IRA custodians. These shares (owned outside of a Contract) are voted directly. A Plan or IRA custodial account that includes a Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants or IRA owners who have an interest in the Fund. Shareholders of a Fund who are participants in a Plan or an IRA custodial account that passes through the right to vote to participants or owners vote their shares directly. If proxies for directly held shares are not authorized (by returning the proxy card or via telephone or Internet), the proxies will not be voted.

Voting by Funds-of-Funds. The Aggressive Allocation Lifestyle Fund, Conservative Allocation Lifestyle Fund, Moderate Allocation Lifestyle Fund and Dynamic Allocation Fund are structured as “funds-of-funds,” which means that they generally pursue their investment goals by investing in shares of other portfolios of the Company (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). Because the Funds-of-Funds are the shareholders of the Underlying Portfolios, voting rights with respect to the Underlying Portfolios are exercised by the Funds-of-Funds rather than being passed through to the Contract Owners that own the Funds-of-Funds’ shares. The Funds-of-Funds will vote the shares of the Underlying Portfolios according to the Funds-of-Funds’ proxy voting policies and procedures and no Contract Owner votes will be required. Given the potential conflicts of interest that may exist in VALIC authorizing the Funds-of-Funds to vote in favor of the proposals, the Board has authorized the Funds-of-Funds to vote their respective shares of each Underlying Portfolio in favor of each proposal.

Voting by Mail: To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the Proposals, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone: You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their proxies or providing voting instructions by telephone or Internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing BetaNXT, Inc. (“BetaNXT”), as proxy solicitor, and its agents to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Fund believes that the procedures for authorizing the execution of a proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

Shareholders as of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Shareholders of a Fund are entitled to one vote for each share or unit in the applicable Fund held on that date. When a matter comes up for vote, the Life Company will vote all shares in the same proportion as the unit votes actually received. If no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract “FOR” the applicable proposal.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Special Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Funds whose accounts are registered under the same client identification number and the same address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth on the first page of the Notice of Joint Special Meeting of Shareholders.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Funds and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about September 3, 2026. In addition to the solicitation of proxies by mail, employees of the Funds and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the proposals are estimated to be approximately $1,649,509, and other expenses of the proposals, including legal, audit, filing fees and other related expenses are estimated to be approximately $712,194. Such costs will be split between the Funds and VALIC or its affiliates, with the Funds bearing one-quarter of the costs (i.e., approximately $590,426 in expenses) and VALIC or its affiliates bearing three-fourths of the costs (i.e., approximately $1,771,277 of expenses). Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will be borne by the Funds and VALIC or its affiliates in the same manner. VALIC has retained BetaNXT to serve as a proxy solicitation firm on behalf of the Funds. BetaNXT, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposals should be directed to BetaNXT by telephone at 1-888-717-7909 between the hours of 6:00 a.m. and 3:00 p.m. Pacific Time or 9:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Reports to Shareholders

Copies of the most recent Annual Report may be obtained without charge if you:

•	write to VALIC Company I, P.O. Box 15648, Amarillo, Texas 79105-5648

•	call 1-800-448-2542, or

•	access the Report through the Internet at www.valic.com.

Shareholder Proposals

Maryland law does not require the Company to hold regular, annual shareholder meetings. However, the Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on the Board if the shareholders have elected less than a majority of the Directors. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Christopher J. Tafone, Vice President, Chief Legal Officer and Secretary of the Company, 2919 Allen Parkway, Houston, Texas 77019. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Company within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Service Providers

VALIC, each Fund’s investment adviser and administrator, is located at 2919 Allen Parkway, Houston, Texas 77019. Corebridge Capital Services, Inc. (previously defined as “CCS”) serves as each Fund’s principal underwriter and is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. VALIC Retirement Services Company (“VRSCO”) serves as each Fund’s transfer agent and is located at 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. Each of CCS and VRSCO is an affiliate of VALIC.

See Exhibit J for the fees paid by each Fund to certain affiliates of VALIC over each Fund’s most recently completed fiscal year and any commissions paid to affiliated-broker dealers during that same period. CCS does not receive remuneration for its services. The services provided by such affiliates will continue to be provided after the New Advisory Agreement is approved.

EXHIBIT A

Information About Current Officers of the Company

The following table lists the officers of the Company, their ages, current position(s) held with the Company, length of time served and principal occupations during the past five years. Unless otherwise noted, the address of each executive officer is 2919 Allen Parkway, Houston, TX 77019.

Name and Age	Position(s) Held With Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Kevin J. Adamson 60	President and Principal Executive Officer	2026-Present	Senior Vice President, VALIC Trust - Investments (2018-Present); Senior Vice President, Retirement Services, Corebridge (2023-Present); Vice President, VALIC Company I (2018-2025).
Louis O. Ducote 44	Vice President, Chief Compliance Officer and Assistant Secretary	2026 - Present (Chief Compliance Officer and Vice President); 2021 – Present (Assistant Secretary)	Associate General Counsel, Corebridge Financial (2024 – Present); Assistant General Counsel, Corebridge Financial (2020-2024).
Donna McManus 65	Treasurer and Principal Financial and Accounting Officer	2026-Present	Vice President and Assistant Treasurer, VALIC Company I (2014-2025); Vice President, SunAmerica (2014-2025).
Melissa Robins 58	Anti-Money Laundering (“AML”) Compliance Officer	2026-Present	Compliance Officer, Corebridge Financial (2009 – Present); Chief Compliance Officer, AIG Federal Savings Bank (2009-2023).
Christopher J. Tafone 51	Vice President, Chief Legal Officer and Secretary	2026 – Present (Chief Legal Officer and Secretary); 2021 – Present (Vice President)	Vice President, SunAmerica (2016–2025); Associate General Counsel, Corebridge Financial (2016 – Present).

A-1

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE OF

VALIC COMPANY I

MEMBERSHIP

The Board of Directors (the “Board”) of VALIC Company I (the “Company”), and each underlying series (collectively, the “Funds” and individually a “Fund”), acting by resolution adopted by a majority of the full Board, shall elect from among its members an audit committee of not fewer than three (3) nor more than eight (8) members, each of whom shall be a director who is not an interested person (as defined by the Investment Company Act of 1940, as amended, the “1940 Act”). Members of the committee shall be considered independent so long as they do not accept any consulting, advisory or other compensatory fee from the Funds and are not affiliated (as defined in the 1940 Act) persons of the Company, Corebridge Financial, Inc. (“Corebridge”), or its subsidiaries. The chairman of the committee shall be elected by a majority of the full Board at the time the committee is elected or at such time as it becomes necessary to elect a new chairman because of the chairman’s death, resignation or removal. Each member of the committee shall be financially literate or shall undertake to become financially literate within a reasonable period of time after being elected to the committee. The members of the committee are listed in Appendix A.

The Board shall determine annually if there is at least one member of the committee who is an independent “audit committee financial expert,” as that term is defined in Item 3 of Form N-CSR. A committee member designated as an audit committee financial expert shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the committee not so designated.

The Board shall have the power at any time to change the membership of the committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above.

PURPOSES

The purposes of the committee are:

(a)   to oversee the accounting and financial reporting processes of the Funds and their internal control over financial reporting and, as the committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)   to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof;

(c)   to oversee, or, as appropriate, assist Board oversight of, the Company and the Funds’ compliance with legal and regulatory requirements that relate to accounting and financial reporting, internal control over financial reporting and independent audits;

(d)   to approve prior, to appointment, the engagement of the Company’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of such independent registered public accounting firm; and

(e)   to act as a liaison between the Company’s independent registered public accounting firm and the full Board.

The independent registered public accounting firm for the Company shall report directly to the committee.

POWERS AND DUTIES

The audit committee shall have the following powers and duties:

(a)   to approve prior to appointment the engagement of the independent registered public accounting firm to annually audit and provide their opinion on the Funds’ financial statements, to recommend to the Board the selection, retention or termination of the Company’s independent registered public accounting firm and, in connection therewith, to review and evaluate matters potentially affecting the independence and capability of the independent registered public accounting firm;

(b)   to pre-approve all other audit services to be provided to the Company and “permissible non-audit services,” including tax services by independent registered public accounting firms, except those within the de minimis statutory exception, to be provided to the Company, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Company or the Funds, if the engagement relates directly to the operations and financial reporting of the Company or the Funds;

(c)   to develop, to the extent deemed appropriate by the committee, policies and procedures for pre-approval of the engagement of the Company’s independent registered public accounting firm to provide any of the services described in (b) above. Such policies and procedures shall include a delegation to one or more designated members of the committee of the authority to grant pre-approvals of audit and non-audit services, provided the decision of any member, to whom authority is delegated, to pre-approve services is presented to the full committee at its next scheduled meeting;

(d)   to consider the controls applied by the independent registered public accounting firm and any measures taken by management in an effort to assure that all items requiring pre-approval by the committee are identified and referred to the committee in a timely fashion;

(e)   to review all non-audit services and fees charged by the independent registered public accounting firm for such services, giving appropriate consideration to the possible effect on the independent registered public accounting firm’s independence of each non-audit service provided to a Fund’s investment adviser or any adviser affiliate that provides ongoing services to a Fund;

(f)   to review the arrangements for and scope of the annual audit and any special audits, and to review and approve the fees proposed to be charged by the independent registered public accounting firm for such services;

(g)   to ensure that the independent registered public accounting firm submits to the committee at least annually a formal written statement delineating all relationships between the independent registered public accounting firm and each Fund and Corebridge and its affiliates, and to review with the independent registered public accounting firm any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm for the purpose of recommending, as necessary, that the Board takes appropriate action to satisfy itself of the independent registered public accounting firm’s independence;

(h)   to receive reports at least annually from the independent registered public accounting firm regarding (1) all critical accounting principles, practices and policies of the Funds, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Funds, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (3) other material written communications between the independent registered public accounting firm and the management of the Funds, such as any management letter or schedule of unadjusted differences;

(i)   to review periodically with each Fund’s management and independent registered public accounting firm the adequacy and effectiveness of accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices), including each Fund’s practices regarding valuation of securities, systems to monitor and manage business risk, legal and ethical compliance programs, compliance with the 1940 Act and qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to the extent the committee deems necessary or appropriate, to promote improvements in the quality of the foregoing;

(j)   to review with each Fund’s independent registered public accounting firm, upon completion of their audit, their findings and recommendations and the responses of management to such findings and recommendations, to review the independent registered public accounting firm’s opinions on such Funds’ financial statements, and to resolve disagreements between management and the independent registered public accounting firm regarding financial reporting;

(k)   to review and discuss with management, including any certifying officers, each Fund’s audited financial statements, as well as any officers’ certifications and reports to be filed with the U.S. Securities and Exchange Commission, and to offer guidance regarding such audited financial statements, certifications and reports;

(l)   to discuss all disclosures made by the certifying officers of each Fund to the audit committee, based on such officers’ most recent evaluation, as to (1) all significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein which could adversely affect the Funds’ ability to record, process, summarize, and report financial data, and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable, and (2) any reported evidence of fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting;

(m)   to conduct from time to time, or cause to be conducted, such investigations or inquiries relating to the committee’s responsibilities, including suspected improprieties in connection with the Company’s accounting or financial reporting, as the facts presented to the committee warrant and as the committee may deem necessary or appropriate in the interest of each Fund and its shareholders;

(n)   to confer with and direct the officers of each Fund to the extent necessary to exercise the committee’s powers and to carry out its duties;

(o)   to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the committee may deem necessary or appropriate; and

(p)   to perform such additional duties as may be assigned to the committee by the Board.

The committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the committee, for payment of compensation to the independent registered public accounting firm for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the committee deems necessary, and the authority to obtain specialized training for committee members, at the expense of the Funds.

ROLE AND RESPONSIBILITIES

The function of the committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. Specifically, the Funds’ management is responsible for: (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of its engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. Prior to recommending to the Board the selection, retention or termination of the Funds’ independent registered public accounting firm, the committee will consider audit quality indicators or similar information provided by the independent registered public accounting firm.

Although the committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Funds’ financial statements by the committee is not an audit, nor does the committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent registered public accounting firm for auditing, the financial statements. Members of the committee are not full-time employees of the Funds’ and, in serving on this committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Funds to their shareholders and others.

In discharging their duties, the members of the committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, an independent registered public accounting firm, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

PROCESS

The audit committee shall meet at such times and places as may be fixed by the committee, or on the call of its chairman, at such times and places as may be designated in the call of such meetings. The committee shall also meet promptly upon the request of the Independent Registered Public Accounting Firm. The committee may meet in-person or by telephone. The committee shall maintain a record of its proceedings and shall report to the Board a summary of its activities not less frequently than twice each fiscal year, along with such recommendations as the committee deems appropriate. The committee shall review the charter periodically and recommend changes to the Board.

The committee shall regularly meet, in separate executive sessions, with representatives of management and the independent registered public accounting firm. The committee may also request to meet with internal legal counsel and compliance personnel of the Funds’ investment adviser and with entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

The matters to be considered by the committee, at any meeting or in general, shall be in the sole discretion of the committee. Membership on the committee shall not be deemed to impose on any director an obligation or duty, or to imply any experience, expertise or knowledge different from or greater than that of any other director.

Last Revised: January 22, 2025

Appendix A

Committee Members

(as of January 21, 2026)

Ms. Eileen A. Kamerick (Chair)

Ms. Cheryl Creuzot

Ms. Yvonne M. Curl

Ms. Darlene DeRemer

Dr. Timothy J. Ebner

Mr. Peter A. Harbeck

Dr. John E. Maupin, Jr.

EXHIBIT C

VALIC COMPANY I (THE “FUND”)

AMENDED AND RESTATED GOVERNANCE COMMITTEE CHARTER

1.	The Committee.

The Governance Committee (the “Committee”) is a committee of, and established by, the Board of Directors of the Fund (the “Board”). The Committee consists of such number of members as set forth by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of independent directors (“independent directors”). For purposes of this Charter, independent directors shall mean directors who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The Chairman of the Board of the Fund shall be an ex-officio member of the Committee so long as the Chairman is an independent director. The members of the Committee are listed in Appendix A.

2.	Board Nomination Functions.

a.

The Committee shall make recommendations for nominations for independent director membership on the Board to (a) the incumbent independent director members, if all independent directors do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent directors shall be committed solely to the discretion of the independent directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

b.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

c.

The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, any stock exchange (the “Exchange”), if applicable, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

d.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law or any Exchange to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Fund’s offices. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders is attached hereto as Appendix B.

3.	Committee Nomination Process.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

4.	Compensation Functions.

The Committee shall review the compensation of the independent directors and committee members including any expense reimbursement policies, as appropriate. Director compensation recommendations may take into account the size of the Funds, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and any other considerations deemed appropriate by the Committee.

5.	Other Powers and Responsibilities.

a.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

b.	The Committee shall conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.

c.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

d.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

e.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

f.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Revised: October 26, 2022

Appendix A

Committee Members

(As of January 21, 2026)

Dr. Timothy Ebner – Chair

Ms. Cheryl Creuzot

Ms. Yvonne M. Curl

Ms. Darlene DeRemer

Mr. Peter A. Harbeck

Ms. Eileen A. Kamerick

Dr. John E. Maupin, Jr.

Appendix B

Governance Committee Policy

Regarding Selection of Director Candidates

When a vacancy on the Board exists or is anticipated, or when the Governance Committee (“Committee”) deems it desirable to select a new or additional director, the Committee will consider any candidate for director recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the Fund’s shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional director, the Committee expects to seek referrals from a variety of sources, including current directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)

the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from Fund service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s age relative to any Fund age limitation on nominations; and

(ix)

such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Overall, the Committee will seek to identify the most qualified candidates, and in doing so may consider the above factors, or such others factors as it may identify from time to time, as it deems appropriate in its sole discretion. For example, the Board, in its sole discretion, may consider how the candidate would complement the existing diversity of the Board, and would contribute to the Board as a whole, both in terms of viewpoint, professional experience, education, skills and other individual qualities and attributes, as well as in terms of race, gender, national origin, culture and geography. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

EXHIBIT D

FORM OF NEW ADVISORY AGREEMENT

The form of New Advisory Agreement discussed in this Proxy Statement for VALIC Company I appears below.

FORM OF INVESTMENT ADVISORY AGREEMENT

This AGREEMENT made as of this [ ] day of [ ], 2026, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as the “ADVISER,” and VALIC COMPANY I, hereinafter referred to as “VC I.”

The ADVISER and VC I recognize the following:

(a)	The ADVISER is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940.

(b)

VC I is an investment company organized under the general corporation laws of Maryland, as a series type of investment company issuing separate classes (or series) of stock and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Allocation Lifestyle Fund	International Socially Responsible Fund
Asset Allocation Fund	International Value Fund
Capital Appreciation Fund	Large Cap Core Fund
Conservative Allocation Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Allocation Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Core Fund
Government Securities Fund	Small Cap Growth Fund
Growth Fund	Small Cap Index Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Growth Fund
International Growth Fund	Systematic Value Fund
International Opportunities Fund	U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”) and Bylaws, new Funds may be added to VC I upon approval of VC I’s Board of Directors without approval of the Funds’ shareholders. This Agreement will apply only to the Fund(s) and any other Fund(s) as may be added or deleted by amendment to the attached Schedule A (“Covered Funds”).

The ADVISER and VC I AGREE AS FOLLOWS:

1.    Services Rendered and Expenses Paid by ADVISER

The ADVISER, subject to the control, direction, and supervision of VC I’s Board of Directors and in conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including Section 817(h) of the Internal Revenue Code of 1986, as amended, VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions shall:

(a)

manage the investment and reinvestment of the assets of the Covered Funds including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place all orders for the purchase and sale of portfolio investments for each Covered Fund’s account with brokers or dealers selected by the ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the ADVISER, subject to the ADVISER’s control, direction, and supervision.

(c)

furnish to the Covered Funds office space, facilities, equipment and personnel adequate to provide the services described above and pay the compensation to VC I’s Directors and officers who are interested persons of the ADVISER.

In performing the services described in paragraph (b) above, the ADVISER shall use its best efforts to obtain for the Covered Funds the most favorable overall price and execution. The ADVISER shall also use its best efforts to obtain for the Covered Funds any tender and exchange offer solicitation fees, other fees, and similar payments available in connection with the portfolio transactions of the Covered Funds. Subject to prior authorization by VC I’s Board of Directors of appropriate policies and procedures, the ADVISER may cause the Covered Funds to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to the ADVISER. The ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VC I’s Board of Directors regarding the performance of services under this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the ADVISER shall bear the expense of discharging its responsibilities hereunder and VC I shall pay, or arrange for others to pay, all its expenses other than those which part 2 of this Agreement expressly states are payable to the ADVISER. Expenses payable by VC I include, but are not limited to, (i) interest and taxes; (ii) brokerage commissions and other expenses of purchasing and selling portfolio investments; (iii) compensation of its Directors and officers other than those persons who are interested persons of the ADVISER; (iv) fees of outside counsel to and of independent auditors of VC I selected by the Board of Directors; (v) fees for accounting services; (vi) custodial, registration, and transfer agency fees; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to issuance of its shares against payment therefor by, or on behalf of, the subscribers thereto; (ix) fees and related expenses of registering and qualifying VC I and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of VC I; (xi) all other expenses incidental to holding meetings of VC I’s shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for VC I’s membership in trade associations approved by the Board of Directors; and (xv) such non-recurring expenses as may arise, including those associated with actions, suits, or proceedings to which VC I is a party and the legal obligation which VC I may have to indemnify its officers, Directors and employees with respect thereto. VC I shall allocate the foregoing expenses among the Covered Funds and, to the extent that any of the foregoing expenses are allocated between the Covered Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.

2.   Compensation of ADVISER

VC I shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. VC I shall pay this fee for each calendar month as soon as practicable after the end of that month. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any existing or new Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The ADVISER shall promptly reduce its monthly fee by the amount of any commissions, tender and exchange offer solicitation fees, other fees, or similar payments received by the ADVISER, or any affiliated person of the ADVISER, in connection with any Covered Fund’s portfolio transactions, less the amount of any direct expenses incurred by the ADVISER, or any affiliated person of the ADVISER, in obtaining such commissions, fees, or payments.

If the ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

3.   Scope of ADVISER’s Duties

The ADVISER, and any person controlling, controlled by or under common control with the ADVISER, shall remain free to provide similar investment advisory services to other persons or engage in any other business or activity which does not impair the services which the ADVISER renders to the Covered Funds.

Except as otherwise required by the 1940 Act, any of the shareholders, Directors, officers and employees of VC I may be a shareholder, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlling, controlled by or under common control with the ADVISER; and the ADVISER, and any person controlling, controlled by or under common control with the ADVISER, may have an interest in VC I.

The ADVISER shall not be liable to VC I, or to any shareholder in VC I, for any act or omission in rendering services under this Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of the ADVISER.

The ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement, provided that any such person who serves or acts as an investment adviser separate from the ADVISER will do so pursuant to a sub-advisory agreement as provided in the following paragraph. The compensation of any such persons will be paid by the ADVISER, and no obligation will be incurred by, or on behalf of, VC I with respect to them.

Notwithstanding any other provision of this Agreement, VC I hereby authorizes the ADVISER to employ an investment sub-adviser for any one or more of the Covered Funds for the purpose of providing investment management services with respect to such Covered Funds, provided that (a) the compensation to be paid to such investment sub-adviser shall be the sole responsibility of the ADVISER, (b) the duties and responsibilities of the investment sub-adviser shall be as set forth in a sub-advisory agreement including the ADVISER and the investment sub-adviser as parties, (c) such sub-advisory agreement shall be adopted and approved in conformity with applicable laws and regulations, and (d) such sub-advisory agreement may be terminated at any time, on not more than 60 days’ written notice, by the ADVISER on notice to the sub-adviser and VC I, by the sub-adviser on notice to the ADVISER and VC I, and by VC I’s Board of Directors or by a majority vote of the Covered Fund’s outstanding voting securities on notice to the sub-adviser and the ADVISER.

4.   Duration of Agreement

This Agreement shall become effective as to the Covered Funds set forth on Schedule A on the date hereof and as to any other Funds on the date of the amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the effective date. Thereafter this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC I Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the VC I Board of Directors or a majority of a Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated, without the payment of any penalty, as to any Covered Fund at any time by VC I’s Board of Directors or by vote of a majority of that Fund’s outstanding voting securities, on 30-60 days’ prior written notice to the ADVISER, or by the ADVISER, on not more than 60 days’ nor less than 30 days’ written notice, or upon such shorter notice as may be mutually agreed upon.

5.   Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to the ADVISER or VC I by the Securities and Exchange Commission (the “Commission”) or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

6.   Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service:

If to VC I:	If to the ADVISER:

VALIC Company I	The Variable Annuity Life Insurance Company
2919 Allen Parkway	2919 Allen Parkway
Houston, TX 77019	Houston, TX 77019
Attention: President	Attention: General Counsel
Email address:	Email address:
valicfundslegal@corebridgefinancial.com	valicfundslegal@corebridgefinancial.com

7.   Miscellaneous Provisions

For the purposes of this Agreement, the terms “affiliated person,” “assignment,” “interested person,” and “majority of outstanding voting securities” shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or VC I by the Commission, or such interpretive positions as may be taken by the Commission or its staff, under the 1940 Act, and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

8.   Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VALIC COMPANY I

By:
Donna McManus
Treasurer

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Kevin Adamson
Senior Vice President

VALIC COMPANY I

SCHEDULE A

to Investment Advisory Agreement

(Effective [ ], 2026)

COVERED FUNDS

Fee computed at the following annual rates, based on average daily net assets and payable monthly:

Aggressive Allocation Lifestyle Fund	0.10%
Asset Allocation Fund	0.50% on the first $300 million 0.475% on the next $200 million 0.45% on assets over $500 million
Capital Appreciation Fund	0.55% on the first $1 billion 0.525% on assets over $1 billion
Conservative Allocation Lifestyle Fund	0.10%
Core Bond Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on assets over $500 million
Dividend Value Fund	0.75% on the first $250 million 0.72% on the next $250 million 0.67% on the next $500 million 0.62% on assets over $1 billion
Dynamic Allocation Fund	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion
Emerging Economies Fund	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion
Global Real Estate Fund	0.75% on the first $250 million 0.70% on the next $250 million 0.65% on assets over $500 million
Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million
Government Securities Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion
Growth Fund	0.73% on the first $500 million 0.67% on the next $500 million 0.64% on the next $500 million 0.61% on assets over $1.5 billion
High Yield Bond Fund	0.65% on the first $150 million 0.60% on the next $350 million 0.55% on assets over $500 million
Inflation Protected Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on assets over $500 million
International Equities Index Fund	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion

International Government Bond Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion
International Growth Fund	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion
International Opportunities Fund	0.90% on the first $100 million 0.80% on the next $650 million 0.75% on assets over $750 million
International Socially Responsible Fund	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on assets over $1 billion
International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion
Large Cap Core Fund	0.64% on the first $750 million 0.59% on assets over $750 million
Mid Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion
Mid Cap Strategic Growth Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million
Mid Cap Value Fund	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% on assets over $750 million
Moderate Allocation Lifestyle Fund	0.10%
Nasdaq-100® Index Fund	0.40% on the first $250 million 0.38% on the next $250 million 0.36% on assets over $500 million
Science & Technology Fund	0.90% on the first $500 million 0.85% on assets over $500 million
Small Cap Core Fund	0.75% on the first $500 million 0.70% on assets over $500 million
Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million
Small Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion
Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million
Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion

Systematic Core Fund	0.75% on the first $500 million 0.725% on assets over $500 million
Systematic Growth Fund	0.75% on the first $250 million 0.725% on the next $250 million 0.70% on assets over $500 million
Systematic Value Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on the next $500 million 0.55% on assets over $1 billion
U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion

EXHIBIT E

INFORMATION REGARDING CURRENT ADVISORY AGREEMENT

VALIC serves as investment adviser to each Fund pursuant to the Current Advisory Agreement. The table below sets forth the advisory fee rate and the aggregate amount of advisory fees paid by each Fund to VALIC for the Fund’s most recently completed fiscal year.

Fund	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to VALIC
Aggressive Allocation Lifestyle Fund	0.10%	$749,834
Asset Allocation Fund	0.50% on the first $300 million 0.475% on the next $200 million 0.45% on assets over $500 million	$743,767
Capital Appreciation Fund	0.55% on the first $1 billion 0.525% on assets over $1 billion	$2,038,923
Conservative Allocation Lifestyle Fund	0.10%	$283,407
Core Bond Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on assets over $500 million	$11,005,054
Dividend Value Fund	0.75% on the first $250 million 0.72% on the next $250 million 0.67% on the next $500 million 0.62% on assets over $1 billion	$4,783,612
Dynamic Allocation Fund	0.25% on the first $1 billion 0.22% on the next $1 billion 0.20% on assets over $2 billion	$320,588
Emerging Economies Fund	0.81% on the first $250 million 0.76% on the next $250 million 0.71% on the next $500 million 0.66% on assets over $1 billion	$6,396,903
Global Real Estate Fund	0.75% on the first $250 million 0.70% on the next $250 million 0.65% on assets over $500 million	$2,046,775
Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	$1,186,084
Government Securities Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$847,877
Growth Fund	0.73% on the first $500 million 0.67% on the next $500 million 0.64% on the next $500 million 0.61% on assets over $1.5 billion	$11,894,426
High Yield Bond Fund	0.65% on the first $150 million 0.60% on the next $350 million 0.55% on assets over $500 million	$2,310,957
Inflation Protected Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on assets over $500 million	$1,930,652
International Equities Index Fund	0.35% on the first $500 million 0.25% on the next $500 million 0.24% on assets over $1 billion	$5,569,270
International Government Bond Fund	0.50% on the first $250 million 0.45% on the next $250 million 0.40% on the next $500 million 0.35% on assets over $1 billion	$363,233

E-1

Fund	Advisory Fee Rate (as a % of average daily net asset value)	Aggregate Amount of Advisory Fees Paid to VALIC
International Growth Fund	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion	$3,338,495
International Opportunities Fund	0.90% on the first $100 million 0.80% on the next $650 million 0.75% on assets over $750 million	$2,829,114
International Socially Responsible Fund	0.50% on the first $500 million 0.475% on the next $500 million 0.45% on assets over $1 billion	$2,746,866
International Value Fund	0.73% on the first $250 million 0.68% on the next $250 million 0.63% on the next $500 million 0.58% on assets over $1 billion	$3,109,238
Large Cap Core Fund	0.64% on the first $750 million 0.59% on assets over $750 million	$4,510,521
Mid Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$6,927,573
Mid Cap Strategic Growth Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on assets over $500 million	$7,616,909
Mid Cap Value Fund	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% on assets over $750 million	$4,357,863
Moderate Allocation Lifestyle Fund	0.10%	$1,025,303
Nasdaq-100® Index Fund	0.40% on the first $250 million 0.38% on the next $250 million 0.36% on assets over $500 million	$4,166,408
Science & Technology Fund	0.90% on the first $500 million 0.85% on assets over $500 million	$26,933,998
Small Cap Core Fund	0.75% on the first $500 million 0.70% on assets over $500 million	$1,296,186
Small Cap Growth Fund	0.85% on the first $100 million 0.80% on assets over $100 million	$4,121,456
Small Cap Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$3,370,203
Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million	$1,616,489
Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	$14,520,197
Systematic Core Fund	0.75% on the first $500 million 0.725% on assets over $500 million	$5,282,713
Systematic Growth Fund	0.75% on the first $250 million 0.725% on the next $250 million 0.70% on assets over $500 million	$7,505,730
Systematic Value Fund	0.70% on the first $250 million 0.65% on the next $250 million 0.60% on the next $500 million 0.55% on assets over $1 billion	$3,438,041
U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion	$1,288,061

E-2

EXHIBIT F

COMPENSATION PAID TO VALIC BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory fee rates and assets under management of each Fund advised by VALIC, which have similar investment objectives or strategies. The information is as of each Fund’s most recently completed fiscal year. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

Stock Index Fund

U.S. Socially Responsible Fund

Fund	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid (Net)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

Stock Index Fund	0.35% on the first $500 million 0.25% on the next $2.5 billion 0.20% on the next $2 billion 0.15% on assets over $5 billion	0.13%	$7,158,360,365	Yes

U.S. Socially Responsible Fund	0.25% on the first $1 billion 0.24% on assets over $1 billion	0.23%	$419,882,789	Yes

Capital Appreciation Fund

Growth Fund

Large Cap Core Fund

Systematic Growth Fund

Fund	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid (Net)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

Capital Appreciation Fund	0.55% first $1 billion 0.525% on assets over $1 billion	0.55%	$458,231,743	No

Growth Fund	0.73% first $500 million 0.67% next $500 million 0.64% next $500 million 0.61% over $1.5 billion	0.51%	$1,682,336,002	Yes

Large Cap Core Fund	0.64% first $750 million 0.59% over $750 million	0.56%	$818,987,570	Yes

Systematic Growth Fund	0.75% first $250 million 0.725% next $250 million 0.70% over $500 million	0.54%	$1,065,774,755	Yes

F-1

Asset Allocation Fund

Global Strategy Fund

Moderate Allocation Lifestyle Fund

Fund	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid (Net)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

Asset Allocation Fund	0.500% on the first $300 million 0.475% on the next $200 million 0.450% on assets over $500 million	0.45%	$149,390,268	Yes

Global Strategy Fund	0.50% on the first $500 million 0.46% on assets over $500 million	0.44%	$246,683,967	Yes

Moderate Allocation Lifestyle Fund	0.10%	0.07%	$1,042,129,107	Yes

Mid Cap Value Fund

Small Cap Core Fund

Small Cap Value Fund

Fund	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid (Net)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced under any Applicable Contract?

Mid Cap Value Fund	0.75% on first $100 million 0.725% on next $150 million 0.70% on next $250 million 0.675% on next $250 million 0.65% on assets over $750 million	0.71%	$681,611,598	No

Small Cap Core Fund	0.75% on the first $500 million 0.70% on assets over $500 million	0.72%	$173,430,930	Yes

Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million	0.67%	$251,712,359	No

F-2

EXHIBIT G

FORM OF NEW AB SUB-ADVISORY AGREEMENT

The form of New AB Sub-Advisory Agreement discussed in this Proxy Statement appears below.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) is made this [ ] day of [ ] 2026, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and ALLIANCEBERNSTEIN L.P., hereinafter referred to as the “SUB ADVISER.”

VALIC and the SUB ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Allocation Lifestyle Fund	International Socially Responsible Fund
Asset Allocation Fund	International Value Fund
Capital Appreciation Fund	Large Cap Core Fund
Conservative Allocation Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Allocation Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Core Fund
Government Securities Fund	Small Cap Growth Fund
Growth Fund	Small Cap Index Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Growth Fund
International Growth Fund	Systematic Value Fund
International Opportunities Fund	U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub Advisory Agreement with the SUB ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB ADVISER.VALIC and the SUB ADVISER agree as follows:

1.    Services Rendered and Expenses Paid by the SUB ADVISER

The SUB ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the Advisers Act, the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB ADVISER, shall, as applicable to the specific services being provided to the Fund:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	Fund of Funds Component:

i.

With respect to the component of the Dynamic Allocation Fund structured as a fund of funds (“Fund of Funds Component”) that invests in other Funds (“Underlying Funds”), the SUB-ADVISER shall select the specific Underlying Funds in which the Fund of Funds Component will invest and will determine the size of the Fund of Funds Component’s allocations to the selected Underlying Funds. The SUB-ADVISER’S responsibilities to the Fund of Funds Component are limited to selecting the allocations among the Underlying Funds and communicating these allocations to VALIC’s intermediary. VALIC’s intermediary is responsible for implementing the SUB-ADVISER’s instructions by facilitating the necessary subscriptions and redemptions into the selected Underlying Funds. The SUB-ADVISER will confirm that its instructions have been implemented but is not responsible for the actions of VALIC’s intermediary to the extent that such actions are not within the control of the SUB-ADVISER or if they deviate from the SUB-ADVISER’s instructions. The SUB-ADVISER will rebalance the Fund of Funds Component’s assets among the Underlying Funds as needed based on the analysis produced by its investment process. The SUB-ADVISER is not required to allocate to all Underlying Funds. Consistent with the Fund of Funds Component’s objective and strategies, the SUB-ADVISER is authorized to invest any portion of the Fund of Funds Component’s assets in Underlying Funds sub-advised by the SUB-ADVISER. VALIC acknowledges that the SUB-ADVISER has a potential conflict of interest if it selects an Underlying Fund that is managed by the SUB-ADVISER.

ii.	VALIC shall have sole control and responsibility for determining which Funds shall be structured as Fund of Funds, or portions thereof, and which Funds included in VC I (or any other investment company) will be Underlying Funds, and for monitoring any such Underlying Funds’ sub-advisers, as applicable. In compliance with the requirements of the 1940 Act and any other applicable laws, VALIC shall maintain fund of fund arrangements with each Underlying Fund and promptly provide SUB-ADVISER with information reasonably requested by SUB-ADVISER related to the Underlying Funds. SUB-ADVISER shall have no responsibility or liability for the selection or oversight of the Underlying Funds’ investment sub-advisers, nor for the Underlying Funds’ compliance with applicable laws, performance, reporting requirements, fees, costs, or any losses, including those arising from the information or data provided to or required to be provided to the SUB-ADVISER regarding Underlying Funds for which it does not act as investment sub-adviser.

iii.

VALIC acknowledges that it maintains its responsibility as investment adviser over the Covered Funds for which it has contracted to the SUB-ADVISER certain responsibilities as allowable under the Advisers Act. In its role as SUB-ADVISER to the Fund of Funds Component, the SUB-ADVISER shall have no responsibility to the sub-advisers of the Underlying Funds as to oversight compliance with applicable regulatory laws, including but not limited to conducting due diligence of the sub-adviser(s), to the pricing and valuation of the Underlying Funds and/or the securities of which the Underlying Funds are comprised, or any other responsibility that such delegation by VALIC would be deemed to be in violation of the Advisers Act or other applicable securities laws.

(c)	Overlay Component:

i.

With respect to the overlay component of the Dynamic Allocation Fund for which the SUB-ADVISER provides services (the “Overlay Component”), the SUB ADVISER shall implement trades, maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB ADVISER, subject to the SUB ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB ADVISER, subject to applicable law.

ii.

The SUB ADVISER shall use its best efforts to obtain for the Overlay Component the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended, the SUB ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB ADVISER. The SUB ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, VALIC and its affiliates or any other sub-adviser to VC I and its respective affiliates, as broker dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund. For the avoidance of doubt, this section does not apply to SUB-ADVISER’S services to the Fund of Funds Component.

iii.

The SUB ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB ADVISER or with accounts of the affiliates of the SUB ADVISER, if in the SUB ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB ADVISER’s fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

iv.

With respect to any investments in the Overlay Component, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the Covered Fund(s), VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Covered Fund(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Covered Fund(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct a Covered Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. VALIC acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the Covered Fund(s) as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon reasonable request. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the Covered Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Covered Fund(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with VALIC regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

(d)

On occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

(e)

In performing its obligations under this Agreement, the SUB ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB ADVISER shall always remain liable for its obligations hereunder.

(f)

VALIC agrees that, to the extent SUB ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB ADVISER.

(g)	The SUB ADVISER will assist VALIC and its agents in determining whether prices obtained by VALIC and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB ADVISER is not the fund accounting agent for the Covered Fund(s) (or any other Fund) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

(h)

The SUB ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

(i)

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB -ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUB-ADVISER and VALIC, the SUB ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB ADVISER to comply with the first paragraph of this Section.

(j)

The SUB ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

(k)

Subject to the prior approval by the Board of Directors of VC I and upon thirty (30) days’ written notice to the SUB-ADVISER (or such lesser or longer notice as is acceptable to the SUB-ADVISER), VALIC reserves the right to delegate to the SUB-ADVISER responsibility for exercising voting rights for all or a specified portion of the securities held by a Covered Fund. To the extent so delegated, the SUB-ADVISER will exercise voting rights with respect to securities held by a Covered Fund in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent VALIC retains the responsibility for voting proxies, the SUB-ADVISER agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by VALIC.

(l)

The SUB ADVISER shall not be responsible for taking any action on behalf of the Covered Fund(s) (or any Fund) in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ (or any Funds’) assets.

(m)

The SUB ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB ADVISER’s duties and responsibilities as set forth in this Agreement.

(n)

Except as otherwise agreed, or as otherwise provided herein, the SUB ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. VALIC and the SUB ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction related fees incurred on behalf of the Covered Fund(s).

(o)

The SUB ADVISER is hereby prohibited from consulting with any other sub adviser of the Fund(s) (or a portion thereof) or any other sub adviser to a fund under common control with the Fund(s) (or a portion thereof) concerning securities transactions of the Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.   Confidentiality

Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Covered Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 2.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 2 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

3.   Compensation of the SUB ADVISER

VALIC shall pay to the SUB ADVISER, as compensation for the services rendered and expenses paid by the SUB ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB

ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month. If the SUB ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.   Scope of the SUB ADVISER’s Activities

VALIC understands that the SUB ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB ADVISER to be equitable to each entity. The SUB ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB ADVISER to assist in the performance of the SUB ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB ADVISER or any affiliate of the SUB ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB ADVISER; and the SUB ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB ADVISER shall not be liable to VALIC, VC I, the Funds, the Covered Funds, or to any shareholder in the Fund(s), and VALIC shall indemnify the SUB ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB ADVISER promptly after each quarter end of any potential non compliance with the diversification requirements in such Code provisions. If so advised, the SUB ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB ADVISER has no separate and independent responsibility to test for such compliance.

The SUB ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB ADVISER may use, or the success of SUB ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.   Representations of the SUB ADVISER and VALIC

The SUB ADVISER represents, warrants, and agrees as follows:

(a)

The SUB ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub advisers and the delegation to the SUB ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.   Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.   Indemnification

VALIC agrees to indemnify the SUB ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I, a Fund, or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this Section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.   Other Matters

The SUB ADVISER may from time to time employ or associate with itself any person, or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder: provided, however, that the SUB ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB ADVISER, the SUB ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB ADVISER, and not to use such material if the SUB ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB ADVISER copies of any of the above mentioned materials that refer in any way to the SUB ADVISER and shall cease to use the SUB ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

VALIC agrees that the SUB ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB ADVISER hereunder.

9.   Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.    Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.    Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12.    Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:

The Variable Annuity Life Insurance Company

2919 Allen Parkway

Houston, Texas 77019

Attention: General Counsel

Email address: valicfundslegal@corebridgefinancial.com

If to SUB-ADVISER:

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

Attention: Chief Compliance Officer

Email address: IIMLegal@alliancebernstein.com

with a copy to

Florence.ndirangu@alliancebernstein.com and

brian.hanna@alliancebernstein.com

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

CTA EXEMPTION: PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name: Kevin Adamson
Title: Senior Vice President

ALLIANCEBERNSTEIN L.P.

By:
Name: Andrea S. Freeman
Title: Assistant Secretary

SCHEDULE A

COVERED FUND(S)

Effective [ ], 2026

Annual Fee computed at the following annual rate, based on average daily net assets for each month on that portion of the assets managed by SUB ADVISER, and payable monthly:

Covered Fund	Fee	Initial Term Effective Date

Dynamic Allocation Fund	0.095% on all assets	[ ], 2026

EXHIBIT H

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the following number of shares of each Fund were outstanding and entitled to vote:

Fund	Shares Outstanding on Record Date
Aggressive Allocation Lifestyle Fund	59,716,861.75
Asset Allocation Fund	11,811,155.92
Capital Appreciation Fund	18,217,683.52
Conservative Allocation Lifestyle Fund	21,932,646.34
Core Bond Fund	262,920,600.97
Dividend Value Fund	72,620,126.63
Dynamic Allocation Fund	10,466,819.95
Emerging Economies Fund	92,474,861.90
Global Real Estate Fund	41,697,573.62
Global Strategy Fund	19,110,162.46
Government Securities Fund	21,343,267.87
Growth Fund	83,119,828.00
High Yield Bond Fund	51,174,090.58
Inflation Protected Fund	40,322,804.85
International Equities Index Fund	206,329,683.17
International Government Bond Fund	5,141,952.57
International Growth Fund	24,463,253.35
International Opportunities Fund	15,812,504.43
International Socially Responsible Fund	16,058,758.09
International Value Fund	37,091,295.73
Large Cap Core Fund	44,532,508.69
Mid Cap Index Fund	97,582,956.89
Mid Cap Strategic Growth Fund	48,262,527.31
Mid Cap Value Fund	39,205,904.64
Moderate Allocation Lifestyle Fund	63,375,550.00
Nasdaq-100 Index Fund	42,636,446.30
Science & Technology Fund	76,523,787.99
Small Cap Core Fund	15,377,690.32
Small Cap Growth Fund	28,513,097.18
Small Cap Index Fund	66,403,314.61
Small Cap Value Fund	18,593,760.95
Stock Index Fund	103,576,801.8
Systematic Core Fund	17,711,864.09
Systematic Growth Fund	52,298,593.97
Systematic Value Fund	36,881,270.79
U.S. Socially Responsible Fund	21,542,567.89

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

H-1

EXHIBIT I

OWNERSHIP OF SHARES

To the knowledge of each Fund, the Aggressive Allocation Lifestyle Fund, Conservative Allocation Lifestyle Fund and Moderate Allocation Lifestyle Fund, each a series of the Company (collectively, the “Lifestyle Funds”), AGL and VALIC are the only shareholders that owned of record or beneficially 5% or more of the outstanding shares of any of the Funds as of the Record Date. The address for each of the Lifestyle Funds and VALIC is 2919 Allen Parkway, Houston, Texas 77019. The address for AGL is 2727-A Allen Parkway, Houston, Texas 77019.

Fund	Shareholder(s) of 5% or more	Shares Held	% of Fund
Aggressive Allocation Lifestyle Fund	VALIC	59,609,903.68	99.82%
Asset Allocation Fund	VALIC	11,730,666.81	99.32%
Capital Appreciation Fund	VALIC	18,188,758.16	99.84%
Conservative Allocation Lifestyle Fund	VALIC	21,883,511.27	99.78%
Core Bond Fund	VALIC	183,839,511.07	69.92%
	Moderate Allocation Lifestyle Fund	42,611,558.67	16.21%
	Conservative Allocation Lifestyle Fund	17,332,532.33	6.59%
	Aggressive Allocation Lifestyle Fund	16,388,821.30	6.23%
Dividend Value Fund	VALIC	71,910,416.37	99.02%
Dynamic Allocation Fund	VALIC	9,230,371.89	88.19%
	AGL	1,236,360.39	11.81%
Emerging Economies Fund	VALIC	91,138,390.67	98.55%
Global Real Estate Fund	VALIC	41,507,151.71	99.54%
Global Strategy Fund	VALIC	18,810,321.25	98.43%
Government Securities Fund	VALIC	21,291,319.29	99.76%
Growth Fund	VALIC	82,711,050.20	99.51%
High Yield Bond Fund	VALIC	48,112,945.74	94.02%
Inflation Protected Fund	VALIC	40,129,351.10	99.52%
International Equities Index Fund	VALIC	172,076,170.52	83.40%
	Aggressive Allocation Lifestyle Fund	14,679,309.78	7.11%
	Moderate Allocation Lifestyle Fund	14,586,043.42	7.07%
International Government Bond Fund	VALIC	5,139,121.37	99.94%
International Growth Fund	VALIC	24,421,120.63	99.83%
International Opportunities Fund	VALIC	15,809,365.71	99.98%
International Socially Responsible Fund	VALIC	16,013,763.85	99.71%
International Value Fund	VALIC	37,046,826.66	99.88%
Large Cap Core Fund	VALIC	31,731,776.88	71.26%
	Aggressive Allocation Lifestyle Fund	5,930,429.63	13.32%
	Moderate Allocation Lifestyle Fund	5,614,332.93	12.61%
Mid Cap Index Fund	VALIC	96,086,757.84	98.47%
Mid Cap Strategic Growth Fund	VALIC	47,975,854.78	99.41%
Mid Cap Value Fund	VALIC	39,109,332.52	99.75%
Moderate Allocation Lifestyle Fund	VALIC	63,335,319.96	99.94%

I-1

Fund	Shareholder(s) of 5% or more	Shares Held	% of Fund
Nasdaq-100® Index Fund	VALIC	40,851,591.09	95.81%
Science & Technology Fund	VALIC	75,599,171.27	98.79%
Small Cap Core Fund	VALIC	15,268,923.58	99.29%
Small Cap Growth Fund	VALIC	26,373,061.37	92.49%
Small Cap Index Fund	VALIC	64,835,345.27	97.64%
Small Cap Value Fund	VALIC	15,710,918.39	84.50%
	Aggressive Allocation Lifestyle Fund	1,354,850.05	7.29%
	Moderate Allocation Lifestyle Fund	1,300,293.19	6.99%
Stock Index Fund	VALIC	95,340,846.57	92.05%
Systematic Core Fund	VALIC	17,607,522.06	99.41%
Systematic Growth Fund	VALIC	43,695,525.83	83.55%
	Aggressive Allocation Lifestyle Fund	3,708,743.99	7.09%
	Moderate Allocation Lifestyle Fund	3,577,081.44	6.84%
Systematic Value Fund	VALIC	27,999,842.00	75.92%
	Aggressive Allocation Lifestyle Fund	3,916,154.16	10.62%
	Moderate Allocation Lifestyle Fund	3,744,759.98	10.15%
U.S. Socially Responsible Fund	VALIC	20,709,983.39	96.14%

I-2

EXHIBIT J

AMOUNTS PAID TO AFFILIATES OF VALIC

The below table sets forth: (i) the transfer agency fees paid to VALIC Retirement Services Company (“VRSCO”); and (ii) the brokerage commissions paid to affiliated broker-dealers for the most recently completed fiscal year of each Fund. VRSCO is an affiliate of VALIC.

Fund	Fees Paid to VRSCO	Affiliated Brokerage Commissions Paid
Aggressive Allocation Lifestyle Fund	$7,510	$-
Asset Allocation Fund	$5,636	$-
Capital Appreciation Fund	$9,419	$-
Conservative Allocation Lifestyle Fund	$7,535	$-
Core Bond Fund	$20,659	$-
Dividend Value Fund	$7,502	$-
Dynamic Allocation Fund	$5,636	$-
Emerging Economies Fund	$16,664	$-
Global Real Estate Fund	$5,777	$-
Global Strategy Fund	$5,636	$-
Government Securities Fund	$9,502	$-
Growth Fund	$9,367	$-
High Yield Bond Fund	$13,648	$-
Inflation Protected Fund	$7,502	$-
International Equities Index Fund	$25,989	$-
International Government Bond Fund	$5,781	$-
International Growth Fund	$7,501	$-
International Opportunities Fund	$5,807	$-
International Socially Responsible Fund	$11,224	$-
International Value Fund	$9,361	$-
Large Cap Core Fund	$13,161	$-
Mid Cap Index Fund	$23,987	$-
Mid Cap Strategic Growth Fund	$9,365	$-
Mid Cap Value Fund	$9,579	$-
Moderate Allocation Lifestyle Fund	$7,512	$-
Nasdaq-100® Index Fund	$22,158	$-
Science & Technology Fund	$18,528	$-
Small Cap Core Fund	$5,778	$-
Small Cap Growth Fund	$13,327	$-
Small Cap Index Fund	$22,357	$-
Small Cap Value Fund	$14,073	$-
Stock Index Fund	$38,525	$-
Systematic Core Fund	$11,355	$-
Systematic Growth Fund	$14,924	$-
Systematic Value Fund	$13,095	$-
U.S. Socially Responsible Fund	$9,405	$-

J-1

corebridge financial
P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Your control number

VALIC COMPANY I

Joint Special Meeting of Shareholders

For shareholders of record as of August 5, 2026

Thursday, October 22, 2026 10:00 AM, Central Time

Mail:

This Voting Instruction/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you have the right to provide voting instructions attributable to your plan, please indicate your instructions and return the voting instructions. If you wish to instruct us to accept voting instructions from participants in your plan, you may select this option and return the group authorization. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope. If we receive no response from you, then we will vote according to any instructions we receive from plan participants.

The undersigned hereby instructs **[INSERT LIFE INSURANCE COMPANY NAME] OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

☐ Check here to authorize only and DO NOT VOTE.

☐ Check here to vote only.

styleIPC Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. VALIC COMPANY I Joint Special Meeting of Shareholders For shareholders of record as of August 5, 2026 Thursday, October 22, 2026 10:00 AM, Central Time Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders To Be Held on October 22, 2026. The Proxy Statement for this Meeting is available at: www.proxydocs/VALIC Mail: Mark, sign and date your Voting Instruction Card Fold and return your Voting Instruction Card in the YOUR VOTE IS IMPORTANT! postage-paid envelope provided PLEASE VOTE BY: 10:00 AM, Central Time, October 22, 2026. These voting instructions are being solicited on behalf of the Board of Directors group This Voting . If you Instruction/Group have the right to Authorization provide voting Card instructions allows you attributable to instruct to us your to plan, accept please voting indicate instructions your instructions from participants and return under the the voting Contract instructions owned by . If your you the wish appropriate to instruct box us to to accept reflect voting your choice, instructions sign, and from return participants this card in in your the plan, enclosed you may postage select -paid this envelope option and . If we return receive the no group response authorization from you, . Please then we check will vote according to any instructions we receive from plan participants. The the Separate undersigned Account hereby , to instructs vote all [INSERT shares LIFE which INSURANCE are attributable COMPANY to the NAME] Group Contract, OR AN AFFILIATED pursuant to LIFE the instructions INSURANCE received COMPANY, from the on behalf group of or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders. With the affirmative respect to or those the shares negative, for or which in abstention, instructions in have the same not been proportion received as by those the Separate shares for Account, which the instructions Separate have Account been will received cast shares by the in Separate Account. To instruct us to accept voting instructions from participants OR vote on behalf of participants MARK THE BOXES BELOW: ? Check here to authorize only and DO NOT VOTE. ? Check here to vote only. PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE Copyright 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

VALIC COMPANY I Special Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect one (1) Director to the Board of the Company; FOR AGAINST ABSTAIN 1.01 Erin F. Donnelly FOR #P2# #P2# #P2# FOR AGAINST ABSTAIN 2A. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon #P3# #P3# #P3# Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting; 2B. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect upon the potential Change of Control Events resulting from the #P4# #P4# #P4# CB/EQH Transaction and the simultaneous Nippon Dilution; 3. To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein FOR with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control #P5# #P5# #P5# Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution; 4. To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter FOR into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers #P6# #P6# #P6# on behalf of the Funds without obtaining shareholder approval; 5. To approve a change to the sub-classification under the 1940 Act from “diversified” to FOR “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic #P7# #P7# #P7# Core Fund and U.S. Socially Responsible Fund; and 6. To revise the fundamental investment restriction regarding concentration for each of the FOR International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index #P8# #P8# #P8# Fund. You must register to attend the meeting online and/or participate at www.proxydocs.com/VALIC Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date corebridge financial

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Your control number

VALIC COMPANY I

Joint Special Meeting of Shareholders

For shareholders of record as of August 5, 2026

Thursday, October 22, 2026 10:00 AM, Central Time

Mail:

This Voting Instruction/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposals in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **[INSERT LIFE INSURANCE COMPANY NAME] OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

❐ Check here to authorize only and DO NOT VOTE.

❐ Check here to vote only.

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. VALIC COMPANY I Joint Special Meeting of Shareholders For shareholders of record as of August 5, 2026 Thursday, October 22, 2026 10:00 AM, Central Time Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders To Be Held on October 22, 2026. The Proxy Statement for this Meeting is available at: www.proxydocs/VALIC Mail: Mark, sign and date your Voting Instruction Card Fold and return your Voting Instruction Card in the YOUR VOTE IS IMPORTANT! postage-paid envelope provided PLEASE VOTE BY: 10:00 AM, Central Time, October 22, 2026. These voting instructions are being solicited on behalf of the Board of Directors This group Voting . You Instruction/Group may agree to let Authorization your individual Card participants allows you give to instruct us voting us to instructions accept voting for the instructions proposals from in this participants proxy statement, under the or Contract you may owned give by voting your envelope instructions . on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid The the Separate undersigned Account hereby , to instructs vote all [INSERT shares LIFE which INSURANCE are attributable COMPANY to the NAME] Group Contract, OR AN AFFILIATED pursuant to LIFE the instructions INSURANCE received COMPANY, from the on behalf group of or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders. With the affirmative respect to or those the shares negative, for or which in abstention, instructions in have the same not been proportion received as by those the Separate shares for Account, which the instructions Separate have Account been will received cast shares by the in Separate Account. To instruct us to accept voting instructions from participants OR vote on behalf of participants MARK THE BOXES BELOW: ? Check here to authorize only and DO NOT VOTE. ? Check here to vote only. PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE Copyright 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

VALIC COMPANY I Special Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect one (1) Director to the Board of the Company; FOR AGAINST ABSTAIN 1.01 Erin F. Donnelly FOR #P2# #P2# #P2# FOR AGAINST ABSTAIN 2A. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon #P3# #P3# #P3# Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting; 2B. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect upon the potential Change of Control Events resulting from the #P4# #P4# #P4# CB/EQH Transaction and the simultaneous Nippon Dilution; 3. To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein FOR with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control #P5# #P5# #P5# Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution; 4. To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter FOR into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers #P6# #P6# #P6# on behalf of the Funds without obtaining shareholder approval; 5. To approve a change to the sub-classification under the 1940 Act from “diversified” to FOR “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic #P7# #P7# #P7# Core Fund and U.S. Socially Responsible Fund; and 6. To revise the fundamental investment restriction regarding concentration for each of the FOR International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index #P8# #P8# #P8# Fund. You must register to attend the meeting online and/or participate at www.proxydocs.com/VALIC Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date corebridge financial
P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Your control number

VALIC COMPANY I

Joint Special Meeting of Shareholders

For shareholders of record as of August 5, 2026

Thursday, October 22, 2026 10:00 AM, Central Time

Phone:
1-866-883-8528
- Use any touch-tone telephone
- **Have your Voting Instruction Card ready**
- Follow the simple recorded instructions

[INSERT LIFE INSURANCE COMPANY NAME]

These Voting Instructions are being solicited on behalf of the Board of Directors. The undersigned hereby instructs **[INSERT LIFE INSURANCE COMPANY NAME]**, or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Fund, a series of VALIC Company I (the "Company"), which are attributable to the variable annuity or variable life insurance policy, contract or certificate (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Thursday, October 22, 2026 at 10:00 a.m. (Central Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. The Special Meeting will be held in virtual meeting format only. Please visit www.proxydocs.com/VALIC for more details. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposals. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

styleIPC Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. VALIC COMPANY I Internet: www.proxypush.com/VALIC Cast your vote online Joint Special Meeting of Shareholders Have your Voting Instruction Card ready Follow the simple instructions to record your vote For shareholders of record as of August 5, 2026 Phone: Thursday, October 22, 2026 10:00 AM, Central Time 1-866-883-8528 Important Notice Regarding the Availability of Proxy Materials for the Joint Use any touch-tone telephone Special Meeting of Shareholders To Be Held on October 22, 2026. Have your Voting Instruction Card ready The Proxy Statement for this Meeting is available at: www.proxydocs/VALIC Follow the simple recorded instructions Mail: Mark, sign and date your Voting Instruction Card Fold and return your Voting Instruction Card in the YOUR VOTE IS IMPORTANT! postage-paid envelope provided PLEASE VOTE BY: 10:00 AM, Central Time, October 22, 2026. [INSERT LIFE INSURANCE COMPANY NAME] COMPANY These Voting NAME] Instructions , or other are affiliated being life solicited insurance on behalf company of (each, the Board a ?Life of Company?), Directors. The on behalf undersigned of its Separate hereby instructs Account(s), [INSERT to transmit LIFE voting INSURANCE instructions for contract all the or shares certificate of the (the Fund, ?Contract?) a series for of which VALIC the Company undersigned I (the is ?Company?), entitled to give which instructions are attributable at the to Joint the Special variable Meeting annuity of or Shareholders variable life insurance (the ?Special policy, Meeting?) before the to Special be held Meeting on Thursday, . The Special October Meeting 22, 2026 will at be 10:00 held in a. m virtual . (Central meeting Time), format and only any. adjournments Please visit www or postponements .proxydocs.com/VALIC thereof on for all more matters details coming . Contract owners must register in advance to attend and participate in the Special Meeting. The direction Life Company is provided will when transmit the duly voting executed instructions voting for instruction shares attributable card is returned, to your the Contract Life Company as indicated will vote on the shares reverse attributable side of this to your card, Contract or if no ?FOR? all shares the attributable Proposals. If to you your fail account to return value this in voting proportion instruction to all card voting or return instructions it unsigned, for the the Fund Life actually Company received will transmit from Contract voting instructions owners in the for the Separate terms Account of which. are The incorporated undersigned herein hereby by acknowledges reference, and receipt revokes of any the Notice proxy heretofore of the Special given Meeting with respect and the to accompanying the Special Meeting Proxy . Statement, PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE Copyright 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

VALIC COMPANY I Special Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect one (1) Director to the Board of the Company; FOR AGAINST ABSTAIN 1.01 Erin F. Donnelly FOR #P2# #P2# #P2# FOR AGAINST ABSTAIN 2A. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon #P3# #P3# #P3# Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting; 2B. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect upon the potential Change of Control Events resulting from the #P4# #P4# #P4# CB/EQH Transaction and the simultaneous Nippon Dilution; 3. To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein FOR with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control #P5# #P5# #P5# Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution; 4. To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter FOR into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers #P6# #P6# #P6# on behalf of the Funds without obtaining shareholder approval; 5. To approve a change to the sub-classification under the 1940 Act from “diversified” to FOR “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic #P7# #P7# #P7# Core Fund and U.S. Socially Responsible Fund; and 6. To revise the fundamental investment restriction regarding concentration for each of the FOR International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index #P8# #P8# #P8# Fund. You must register to attend the meeting online and/or participate at www.proxydocs.com/VALIC Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date corebridge financial
P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Your control number

VALIC COMPANY I

Joint Special Meeting of Shareholders

For shareholders of record as of August 5, 2026

Thursday, October 22, 2026 10:00 AM, Central Time

Phone:
1-866-883-8528
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

The undersigned shareholder of the Fund, a series of VALIC Company I, a Maryland Corporation, hereby appoints Louis O. Ducote and Christopher J. Tafone and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on August 5, 2026, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Thursday, October 22, 2026 at 10:00 a.m. (Central Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting. The Special Meeting will be held in virtual meeting format only.

Please visit www.proxydocs.com/VALIC for more details. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals. The above named proxies will use their discretion to vote for any other matters as may properly come before the Special Meeting or any postponements or adjournments thereof.

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. VALIC COMPANY I Internet: www.proxypush.com/VALIC Cast your vote online Joint Special Meeting of Shareholders Have your Proxy Card ready Follow the simple instructions to record your vote For shareholders of record as of August 5, 2026 Phone: Thursday, October 22, 2026 10:00 AM, Central Time 1-866-883-8528 Important Notice Regarding the Availability of Proxy Materials for the Joint Special Use any touch-tone telephone Meeting of Shareholders To Be Held on October 22, 2026. Have your Proxy Card ready The Proxy Statement for this Meeting is available at: www.proxydocs/VALIC Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 10:00 AM, Central Time, October 22, 2026. This proxy is being solicited on behalf of the Board of Directors Tafone The undersigned and each of shareholder them, the attorneys of the Fund, and a proxies series of for VALIC the undersigned, Company I, with a Maryland full power Corporation, of substitution hereby in each appoints of them, Louis to vote, O. Ducote as indicated and Christopher herein, all of J. (the the shares “Special of Meeting”) the Fund which to be held the undersigned on Thursday, is October entitled 22, to vote 2026 as at of 10:00 the close a.m. of (Central business Time), on August and any 5, and 2026, all at postponements a Joint Special and Meeting adjournments of Shareholders thereof, with hereby all powers given) to the vote undersigned as indicated would on the possess proposals, if then as and more there fully personally described present in the and Proxy especially Statement (but for without the Special limiting Meeting the general . The authorization Special Meeting and will power be held in virtual meeting format only. Please undersigned visit www hereby .proxydocs acknowledges .com/VALIC receipt for of more the Notice details .of Shareholders the Joint Special must Meeting register and in advance the accompanying to attend and Proxy participate Statement, in the and Special hereby Meeting revokes . The any proxy previously given. The made, votes the votes entitled entitled to be cast to be by cast the by undersigned the undersigned will be will cast be in cast the “FOR” manner the directed Proposals herein . The by above the undersigned named proxies shareholder will use .their If no discretion direction to is vote for any other matters as may properly come before the Special Meeting or any postponements or adjournments thereof. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

VALIC COMPANY I Special Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5 AND 6 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect one (1) Director to the Board of the Company; FOR AGAINST ABSTAIN 1.01 Erin F. Donnelly FOR #P2# #P2# #P2# FOR AGAINST ABSTAIN 2A. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect (i) immediately upon shareholder approval if the Nippon #P3# #P3# #P3# Acquisition has already occurred at the time of the Special Meeting, or (ii) upon the commencement of the Nippon Acquisition if it occurs after the Special Meeting; 2B. To approve a new investment advisory agreement between VALIC and the Company, on behalf FOR of each of its Funds, to take effect upon the potential Change of Control Events resulting from the #P4# #P4# #P4# CB/EQH Transaction and the simultaneous Nippon Dilution; 3. To approve a new investment sub-advisory agreement between VALIC and AllianceBernstein FOR with respect to the Dynamic Allocation Fund, to take effect upon the potential Change of Control #P5# #P5# #P5# Events resulting from the CB/EQH Transaction and the simultaneous Nippon Dilution; 4. To approve a modified “manager-of-managers” arrangement that would permit VALIC to enter FOR into and materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisers #P6# #P6# #P6# on behalf of the Funds without obtaining shareholder approval; 5. To approve a change to the sub-classification under the 1940 Act from “diversified” to FOR “non-diversified” of each of the Capital Appreciation Fund, Large Cap Core Fund, Systematic #P7# #P7# #P7# Core Fund and U.S. Socially Responsible Fund; and 6. To revise the fundamental investment restriction regarding concentration for each of the FOR International Equities Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index #P8# #P8# #P8# Fund. You must register to attend the meeting online and/or participate at www.proxydocs.com/VALIC Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date